As filed with the Securities and Exchange Commission on April 27, 2018

1933 Act Registration No. 333-171759

1940 Act Registration No. 811-22519

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	[ ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 85	[X]
and/or
Registration Statement Under the Investment Company Act of 1940	[ ]
Amendment No. 86	[X]

First Trust Exchange-Traded AlphaDEX Fund II

(Exact name of registrant as specified in charter)

120 East Liberty Drive

Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 621-1675

W. Scott Jardine, Esq., Secretary

First Trust Exchange-Traded AlphaDEX Fund II

First Trust Advisors L.P.

120 East Liberty Drive

Wheaton, Illinois 60187

(Name and Address of Agent for Service)

Copy to:

Eric F. Fess, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2018 pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 85

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A - Prospectus for First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Australia AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Eurozone AlphaDEX® ETF, First Trust Germany AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, First Trust Switzerland AlphaDEX® Fund and First Trust United Kingdom AlphaDEX® Fund

Part B - Statement of Additional Information for First Trust Asia Pacific Ex-Japan AlphaDEX® Fund, First Trust Australia AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Eurozone AlphaDEX® ETF, First Trust Germany AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, First Trust Switzerland AlphaDEX® Fund and First Trust United Kingdom AlphaDEX® Fund

Part C - Other Information

Signatures

Index to Exhibits

Exhibits

First Trust Exchange-Traded AlphaDEX® Fund II

Prospectus
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	FPA	Nasdaq
First Trust Australia AlphaDEX® Fund	FAUS	NYSE Arca
First Trust Brazil AlphaDEX® Fund	FBZ	Nasdaq
First Trust Canada AlphaDEX® Fund	FCAN	Nasdaq
First Trust China AlphaDEX® Fund	FCA	Nasdaq
First Trust Developed Markets ex-US AlphaDEX® Fund	FDT	Nasdaq
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	FDTS	Nasdaq
First Trust Emerging Markets AlphaDEX® Fund	FEM	Nasdaq
First Trust Emerging Markets Small Cap AlphaDEX® Fund	FEMS	Nasdaq
First Trust Europe AlphaDEX® Fund	FEP	Nasdaq
First Trust Eurozone AlphaDEX® ETF	FEUZ	Nasdaq
First Trust Germany AlphaDEX® Fund	FGM	Nasdaq
First Trust Hong Kong AlphaDEX® Fund	FHK	Nasdaq
First Trust Japan AlphaDEX® Fund	FJP	Nasdaq
First Trust Latin America AlphaDEX® Fund	FLN	Nasdaq
First Trust South Korea AlphaDEX® Fund	FKO	Nasdaq
First Trust Switzerland AlphaDEX® Fund	FSZ	Nasdaq
First Trust United Kingdom AlphaDEX® Fund	FKU	Nasdaq

Each of the funds listed above (each a “Fund,” and collectively, the “Funds”) lists and principally trades its shares on either The Nasdaq Stock Market LLC (“Nasdaq”) or the NYSE Arca, Inc. (“NYSE Arca”) (each an “Exchange,” and collectively, the “Exchanges”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). Each Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
Each Fund is a series of First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Funds.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
May 1, 2018

Summary Information
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Investment Objective
The First Trust Asia Pacific ex-Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
The Fund invests in securities issued by companies operating in the Asia Pacific region excluding Japan, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select stocks from the NASDAQ Asia Pacific Ex-Japan Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in the Asia Pacific region excluding Japan, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; stocks of companies in emerging markets and stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the mid cap breakpoint was $3.155 billion.
3.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
4.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
5.	The top 100 stocks based on the selection score determined in step 4 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
6.	The Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was December 15, 2014. As of March 31, 2018, the Index was composed of 100 securities. See “Index Information” for additional information. The Fund’s strategy may involve frequently buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors which could result in a high rate of portfolio turnover.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in companies operating in Australia, Hong Kong and South Korea. As of December 31, 2017, the Fund had significant investments in real estate companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA PACIFIC RISK. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship creates a risk with this dependency on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region.
AUSTRALIA RISK. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
HONG KONG AND SOUTH KOREA RISK. The Fund invests heavily in companies operating in South Korea and Hong Kong. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea’s economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula.
Hong Kong companies are subject to risks related to Hong Kong’s political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong’s reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
REAL ESTATE COMPANIES RISK. The Fund is subject to the risks associated with investing in real estate companies, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On October 13, 2015 the Fund’s underlying index changed from the Defined Asia Pacific Ex-Japan Index to the NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index. Therefore, the Fund’s performance and historical returns shown below are not

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of December 15, 2014, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Asia Pacific Ex-Japan Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Asia Pacific ex-Japan AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
14.29%	March 31, 2017	-11.55%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	35.93%	8.30%	5.46%	4/18/2011
Return After Taxes On Distributions	34.02%	7.01%	4.32%
Return After Taxes on Distributions and Sale of Fund Shares	20.28%	5.84%	3.68%
NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index(1) (reflects no deduction for fees, expenses or taxes)	36.74%	N/A	N/A
NASDAQ DM Asia Pacific Ex-Japan Index(1) (reflects no deduction for fees, expenses or taxes)	30.90%	N/A	N/A
MSCI Pacific ex-Japan Index (reflects no deduction for fees, expenses or taxes)	25.88%	5.46%	4.59%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Australia AlphaDEX® Fund (FAUS)
Investment Objective
The First Trust Australia AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Australia Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in Australia, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

First Trust Australia AlphaDEX® Fund (FAUS)
The Index is designed to select stocks from the NASDAQ Australia Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Australia, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was May 18, 2015. As of March 31, 2018, the Index was composed of 40 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in real estate companies and in materials companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUSTRALIA RISK. Investing in securities of Australian companies may involve additional risks. The Australian economy is heavily dependent on the Asian, European and U.S. markets. Reduced spending by any of these economies on Australian products may adversely affect the Australian market. Additionally, Australia is located in a geographic region that has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the Australian economy and affect the value of the securities held by the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security

First Trust Australia AlphaDEX® Fund (FAUS)
refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

First Trust Australia AlphaDEX® Fund (FAUS)
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MATERIALS COMPANIES RISK. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
REAL ESTATE COMPANIES RISK. The Fund is subject to the risks associated with investing in real estate companies, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund

First Trust Australia AlphaDEX® Fund (FAUS)
may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined Australia Index to the NASDAQ AlphaDEX® Australia Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of May 18, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Australia Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Australia AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
11.84%	September 30, 2013	-16.33%	June 30, 2013
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

First Trust Australia AlphaDEX® Fund (FAUS)
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	23.87%	6.30%	6.99%	2/14/2012
Return After Taxes On Distributions	21.27%	4.21%	4.88%
Return After Taxes on Distributions and Sale of Fund Shares	13.43%	3.83%	4.41%
NASDAQ AlphaDEX® Australia Index(1) (reflects no deduction for fees, expenses or taxes)	24.36%	N/A	N/A
NASDAQ Australia Index(1) (reflects no deduction for fees, expenses or taxes)	19.69%	2.97%	N/A
MSCI Australia Index (reflects no deduction for fees, expenses or taxes)	19.93%	3.90%	5.39%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust Australia AlphaDEX® Fund (FAUS)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Brazil AlphaDEX® Fund (FBZ)
Investment Objective
The First Trust Brazil AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Brazil Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
(2)	Expenses have been restated to reflect the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).

First Trust Brazil AlphaDEX® Fund (FBZ)
The Fund invests in securities issued by companies operating in Brazil, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select stocks from the NASDAQ Brazil Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Brazil, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 50 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was May 18, 2015. As of March 31, 2018, the Index was composed of 50 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. Brazil is an emerging market country, as classified by the Index Provider, based on factors such as national income per capita, national market capitalization and national trading volume.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
BRAZIL RISK. The Fund invests in common stock and depositary receipts of companies that are domiciled in Brazil. A holder of depositary receipts may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages if the depositary receipts are exchanged for the underlying shares. Brazil has experienced economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.
CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in

First Trust Brazil AlphaDEX® Fund (FBZ)
an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

First Trust Brazil AlphaDEX® Fund (FBZ)
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources,

First Trust Brazil AlphaDEX® Fund (FBZ)
management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined Brazil Index to the NASDAQ AlphaDEX® Brazil Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of May 18, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Brazil Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Brazil AlphaDEX® Fund (FBZ)
First Trust Brazil AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
25.12%	September 30, 2017	-33.81%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	25.91%	-3.53%	-5.29%	4/18/2011
Return After Taxes On Distributions	19.44%	-5.44%	-6.95%
Return After Taxes on Distributions and Sale of Fund Shares	14.52%	-3.50%	-4.52%
NASDAQ AlphaDEX® Brazil Index(1) (reflects no deduction for fees, expenses or taxes)	28.82%	N/A	N/A
NASDAQ Brazil Index(1) (reflects no deduction for fees, expenses or taxes)	24.46%	-2.98%	N/A
MSCI Brazil Index (reflects no deduction for fees, expenses or taxes)	24.11%	-2.68%	-5.41%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust

First Trust Brazil AlphaDEX® Fund (FBZ)
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed for cash, and in certain circumstances, in-kind for securities in which the Fund invests and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Canada AlphaDEX® Fund (FCAN)
Investment Objective
The First Trust Canada AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Canada Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in Canada, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

First Trust Canada AlphaDEX® Fund (FCAN)
The Index is designed to select stocks from the NASDAQ Canada Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Canada, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was May 18, 2015. As of March 31, 2018, the Index was composed of 40 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in materials companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CANADA RISK. Because the Fund invests in companies that are domiciled in Canada, the Fund is particularly sensitive to political, economic and social conditions in that country. The Canadian and U.S. economies are closely integrated and Canada therefore relies on significant investment from U.S. sources. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Continued demands by the Province of Quebec for sovereignty could significantly affect the Canadian market, particularly if such demands are met. In addition, a small number of industries represent a large portion of the Canadian market. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

First Trust Canada AlphaDEX® Fund (FCAN)
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the

First Trust Canada AlphaDEX® Fund (FCAN)
underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MATERIALS COMPANIES RISK. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

First Trust Canada AlphaDEX® Fund (FCAN)
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined Canada Index to the NASDAQ AlphaDEX® Canada Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of May 18, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Canada Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Canada AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
9.86%	September 30, 2017	-21.86%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

First Trust Canada AlphaDEX® Fund (FCAN)
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	15.03%	-2.25%	-0.74%	2/14/2012
Return After Taxes On Distributions	14.45%	-2.79%	-1.28%
Return After Taxes on Distributions and Sale of Fund Shares	8.47%	-1.92%	-0.78%
NASDAQ AlphaDEX® Canada Index(1) (reflects no deduction for fees, expenses or taxes)	16.16%	N/A	N/A
NASDAQ Canada Index(1) (reflects no deduction for fees, expenses or taxes)	15.67%	2.99%	N/A
MSCI Canada Index (reflects no deduction for fees, expenses or taxes)	16.07%	3.29%	3.40%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust China AlphaDEX® Fund (FCA)
Investment Objective
The First Trust China AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® China Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in B shares, depositary receipts and U.S.-listed common stock issued by companies operating in China, as classified by the Index Provider. B Shares are shares of Chinese companies traded on either the Shanghai exchange in U.S.

First Trust China AlphaDEX® Fund (FCA)
dollars or on the Shenzhen stock exchange in Hong Kong dollars. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select stocks from the NASDAQ China Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in China, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 50 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was May 18, 2015. As of March 31, 2018, the Index was composed of 50 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. China is an emerging market country, as classified by the Index Provider, based on factors such as national income per capita, national market capitalization and national trading volume. As of December 31, 2017, the Fund had significant investments in real estate companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CHINA RISK. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. In addition to the risks of investing in securities of companies in China described below, the market for China B Shares is generally smaller and less liquid than the market for other Chinese securities. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The central government has historically exercised substantial control over

First Trust China AlphaDEX® Fund (FCA)
virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies.
CHINESE MARKET CONDITIONS RISK. Chinese markets, including both the Shanghai Stock Exchange and Hong Kong Stock Exchange, have experienced heightened volatility in the past. In response, Chinese regulators temporarily imposed severe limits on stock market selling and other measures in an attempt to prevent steep declines. There is no way for the Fund to predict the severity or longevity of future volatility in the Chinese markets, or regulatory responses, and further declines may decrease the value of the Fund’s shares.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which

First Trust China AlphaDEX® Fund (FCA)
frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
REAL ESTATE COMPANIES RISK. The Fund is subject to the risks associated with investing in real estate companies, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market

First Trust China AlphaDEX® Fund (FCA)
saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined China Index to the NASDAQ AlphaDEX® China Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of May 18, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined China Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust China AlphaDEX® Fund (FCA)
First Trust China AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
21.60%	September 30, 2017	-22.64%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	58.35%	6.84%	2.66%	4/18/2011
Return After Taxes On Distributions	56.63%	5.50%	1.52%
Return After Taxes on Distributions and Sale of Fund Shares	32.93%	4.60%	1.44%
NASDAQ AlphaDEX® China Index(1) (reflects no deduction for fees, expenses or taxes)	60.46%	N/A	N/A
NASDAQ China Index(1) (reflects no deduction for fees, expenses or taxes)	45.25%	10.28%	N/A
MSCI China Index (reflects no deduction for fees, expenses or taxes)	54.07%	9.90%	6.49%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust

First Trust China AlphaDEX® Fund (FCA)
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Investment Objective
The First Trust Developed Markets ex-US AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
The Fund invests in securities issued by companies operating in developed markets excluding the United States, as classified by the Index Provider. The Index Provider classifies a country as “developed” based on a number of criteria, including national income per capita, national market capitalization and national trading volume. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select stocks from the NASDAQ Developed Markets Ex-US Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in developed markets excluding the United States, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the mid cap breakpoint was $3.155 billion.
3.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
4.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
5.	The top 300 stocks based on the selection score determined in step 4 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
6.	The Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was February 11, 2015. As of March 31, 2018, the Index was composed of 299 securities. See “Index Information” for additional information. The Fund’s strategy may involve frequently buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors which could result in a high rate of portfolio turnover.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. The Fund invests significantly in companies operating in Japan. As of December 31, 2017, the Fund had significant investments in companies operating in Europe and in companies operating in Japan.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
EUROPEAN MARKETS RISK. The Fund invests in securities issued by companies operating in Europe. Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union (“EU”), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
EUROPEAN UNION RISK. Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. The United Kingdom’s referendum on June 23, 2016 to leave the European Union (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Europe. The United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
JAPAN RISK. Because Japan’s economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy, and may continue to do so.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
On October 13, 2015 the Fund’s underlying index changed from the Defined Developed Markets Ex-US Index to the NASDAQ AlphaDEX® Developed Markets Ex-US Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of February 11, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Developed Markets Ex-US Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Developed Markets ex-US AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
11.76%	September 30, 2013	-11.58%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	33.57%	9.16%	5.52%	4/18/2011
Return After Taxes On Distributions	32.61%	8.32%	4.73%
Return After Taxes on Distributions and Sale of Fund Shares	18.97%	6.78%	3.92%
NASDAQ AlphaDEX® Developed Markets Ex-US Index(1) (reflects no deduction for fees, expenses or taxes)	34.47%	N/A	N/A
NASDAQ Developed Markets Ex-US Index(1) (reflects no deduction for fees, expenses or taxes)	25.35%	8.01%	N/A
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	24.21%	7.46%	5.43%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as part of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Investment Objective
The First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
The Fund invests in securities issued by small cap companies operating in developed markets excluding the United States, as classified by the Index Provider. The Index Provider classifies a country as “developed” based on a number of criteria, including national income per capita, national market capitalization and national trading volume. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select small cap stocks from the NASDAQ Developed Markets ex-US Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in developed markets excluding the United States, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization greater than the mid cap breakpoint (50th percentile) and less than the small cap breakpoint (90th percentile) as calculated by Nasdaq. As of March 31, 2018, the mid cap breakpoint was $3.155 billion and the small cap breakpoint was $445.122 million.
3.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
4.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
5.	The top 400 stocks based on the selection score determined in step 4 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
6.	The Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was September 8, 2014. As of March 31, 2018, the Index was composed of 397 securities. See “Index Information” for additional information. The Fund’s strategy may involve frequently buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors which could result in a high rate of portfolio turnover.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small cap companies. As of December 31, 2017, the Fund had significant investments in companies operating in Japan. As of December 31, 2017, the Fund had significant investments in consumer discretionary companies and in industrials companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.
JAPAN RISK. Because Japan’s economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy, and may continue to do so.
MARKET CAPITALIZATION RISK. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On October 13, 2015 the Fund’s underlying index changed from the Defined Developed Markets ex-US Small Cap Index to the NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Developed Markets Ex-US Small Cap Index.

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
15.73%	September 30, 2013	-9.41%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	36.23%	10.24%	9.29%	2/15/2012
Return After Taxes On Distributions	34.91%	9.28%	8.27%
Return After Taxes on Distributions and Sale of Fund Shares	20.44%	7.59%	6.83%
NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index(1) (reflects no deduction for fees, expenses nor taxes)	37.03%	N/A	N/A
NASDAQ Developed Markets ex-US Small Cap Index(1) (reflects no deduction for fees, expenses nor taxes)	28.98%	10.42%	N/A
MSCI World ex-US Small Cap Index (reflects no deduction for fees, expenses nor taxes)	31.04%	11.37%	10.58%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Emerging Markets AlphaDEX® Fund (FEM)
Investment Objective
The First Trust Emerging Markets AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).

First Trust Emerging Markets AlphaDEX® Fund (FEM)
The Fund invests in securities issued by companies operating in emerging markets, as classified by the Index Provider. The Index Provider classifies a country as "emerging" based on a number of criteria including national income per capita, national market capitalization and national trading volume. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select stocks from the NASDAQ Emerging Markets Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in emerging markets, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the mid cap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 150 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was February 11, 2015. As of March 31, 2018, the Index was composed of 150 securities. See “Index Information” for additional information. The Fund’s strategy may involve frequently buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors which could result in a high rate of portfolio turnover.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in companies operating in China.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country’s banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan’s economy, and may continue to do so.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to

First Trust Emerging Markets AlphaDEX® Fund (FEM)
step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CHINA RISK. The Chinese equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying securities and the Fund. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. In addition to the risks of investing in securities of companies in China described below, the market for China B Shares is generally smaller and less liquid than the market for other Chinese securities. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as

First Trust Emerging Markets AlphaDEX® Fund (FEM)
market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

First Trust Emerging Markets AlphaDEX® Fund (FEM)
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On October 13, 2015 the Fund’s underlying index changed from the Defined Emerging Markets Index to the NASDAQ AlphaDEX® Emerging Markets Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of February 11, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Emerging Markets Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Emerging Markets AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
17.41%	September 30, 2017	-19.86%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	39.43%	4.06%	1.89%	4/18/2011
Return After Taxes On Distributions	37.85%	2.86%	0.84%
Return After Taxes on Distributions and Sale of Fund Shares	22.25%	2.50%	0.91%
NASDAQ AlphaDEX® Emerging Markets Index(1) (reflects no deduction for fees, expenses or taxes)	41.61%	N/A	N/A
NASDAQ Emerging Markets Index(1) (reflects no deduction for fees, expenses or taxes)	34.24%	4.81%	N/A
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	37.28%	4.35%	2.45%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Investment Objective
The First Trust Emerging Markets Small Cap AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Emerging Markets Small Cap Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
The Fund invests in securities issued by small cap companies operating in emerging markets, as classified by the Index Provider. The Index Provider classifies a country as "emerging" based on a number of criteria, including national income per capita, national market capitalization and national trading volume. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select small cap stocks from the NASDAQ Emerging Markets Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in emerging markets, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization greater than the mid cap breakpoint (50th percentile) and less than the small cap breakpoint (90th percentile) as calculated by Nasdaq. As of March 31, 2018, the mid cap breakpoint was $3.155 billion and the small cap breakpoint was $445.122 million.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 200 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was September 8, 2014. As of March 31, 2018, the Index was composed of 199 securities. See “Index Information” for additional information. The Fund’s strategy may involve frequently buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors which could result in a high rate of portfolio turnover.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small cap companies. As of December 31, 2017, the Fund had significant investments in companies operating in Taiwan.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country’s banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan’s economy, and may continue to do so.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET CAPITALIZATION RISK. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TAIWAN RISK. The Fund invests in securities issued by companies that are domiciles or operating in Taiwan. Certain characteristics of Taiwan’s economy and geographic location also subject the Fund to certain risks. Taiwan is a small island state with few raw material resources and limited land area and thus it relies heavily on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which are often emerging market economies that often experience over-extensions of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment and fluctuations in inflation. Political and social unrest in other Asian countries could cause further economic and market uncertainty in Taiwan. In particular, the Taiwanese economy is dependent on the economies of Japan and China, and also the United States, and a reduction in purchases by any of them of Taiwanese products and services or negative changes in their economies would likely have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of military conflict with China. These tensions may materially affect the Taiwanese economy and securities markets.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On October 13, 2015 the Fund’s underlying index changed from the Defined Emerging Markets Small Cap Index to the NASDAQ AlphaDEX® Emerging Markets Small Cap Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Fund’s new underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Emerging Markets Small Cap Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Emerging Markets Small Cap AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
18.80%	March 31, 2017	-19.25%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	46.57%	7.69%	9.16%	2/15/2012
Return After Taxes On Distributions	44.39%	6.40%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	26.35%	5.34%	6.60%
NASDAQ AlphaDEX® Emerging Markets Small Cap Index(1) (reflects no deduction for fees, expenses or taxes)	49.16%	N/A	N/A
NASDAQ Emerging Markets Small Cap Index(1) (reflects no deduction for fees, expenses or taxes)	31.94%	6.48%	N/A
MSCI Emerging Markets Small Cap Index (reflects no deduction for fees, expenses or taxes)	33.84%	5.41%	5.11%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Europe AlphaDEX® Fund (FEP)
Investment Objective
The First Trust Europe AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Europe Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in Europe, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing. As of

First Trust Europe AlphaDEX® Fund (FEP)
March 31, 2018, the Index Provider’s list of European countries included Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and United Kingdom.
The Index is designed to select stocks from the NASDAQ Europe Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Europe, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; stocks of companies in emerging markets and stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the mid cap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 200 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was February 11, 2015. As of March 31, 2018, the Index was composed of 199 securities. See “Index Information” for additional information. The Fund’s strategy may involve frequently buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors which could result in a high rate of portfolio turnover.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in companies operating in the United Kingdom (i.e. England, Northern Ireland, Scotland and Wales).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data

First Trust Europe AlphaDEX® Fund (FEP)
corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
EUROPEAN MARKETS RISK. The Fund invests in securities issued by companies operating in Europe. Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union (“EU”), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
EUROPEAN UNION RISK. Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. The United Kingdom’s referendum on June 23, 2016 to leave the European Union (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in

First Trust Europe AlphaDEX® Fund (FEP)
net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange

First Trust Europe AlphaDEX® Fund (FEP)
rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UNITED KINGDOM RISK. The Fund is subject to certain risks related to the United Kingdom. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the EU, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. The United Kingdom formally notified the European Council of its intention to withdraw from the EU on March 29, 2017, and it is expected that the United Kingdom’s exit from the EU will take place within two years of that date. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On October 13, 2015 the Fund’s underlying index changed from the Defined Europe Index to the NASDAQ AlphaDEX® Europe Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods

First Trust Europe AlphaDEX® Fund (FEP)
in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of February 11, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Europe Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Europe AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
15.40%	September 30, 2013	-11.18%	June 30, 2012
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	35.67%	11.00%	6.77%	4/18/2011
Return After Taxes On Distributions	34.62%	10.02%	5.83%
Return After Taxes on Distributions and Sale of Fund Shares	20.14%	8.20%	4.84%
NASDAQ AlphaDEX® Europe Index (1) (reflects no deduction for fees, expenses or taxes)	36.17%	N/A	N/A
NASDAQ DM Europe Index (1) (reflects no deduction for fees, expenses or taxes)	25.85%	N/A	N/A
MSCI Europe Index (reflects no deduction for fees, expenses or taxes)	25.51%	7.37%	5.49%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust Europe AlphaDEX® Fund (FEP)
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Eurozone AlphaDEX® ETF (FEUZ)
Investment Objective
The First Trust Eurozone AlphaDEX® ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the NASDAQ® AlphaDEX® Eurozone Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in countries in the Eurozone as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

First Trust Eurozone AlphaDEX® ETF (FEUZ)
The Eurozone is comprised of countries that have adopted the euro as their common currency and sole legal tender, and may include Austria, Belgium, Germany, Spain, Finland, France, Greece, Ireland, Italy, Netherlands and Portugal.
The Index is designed to select stocks from the NASDAQ Eurozone Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of the developed and emerging market countries of the Eurozone as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. The Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any duplicate (multiple share classes) stocks; stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD; and stocks with a market capitalization less than the New York Stock Exchange (“NYSE”) midcap breakpoint (50th percentile).
3.	The remaining stocks in the universe are then ranked on both growth and value factors. The five growth factors are 3-, 6- & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 150 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector and country constraints which are set at 15% above the sector and country percentages of the Base Index. Stocks will fail the country/sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its country/sector, is greater than the country/sector weighting constraint.
The Index generally includes securities with market capitalizations that are greater than the NYSE midcap breakpoint (50th percentile). The Index is reconstituted and rebalanced on a semi-annual basis. The inception date of the Index was September 8, 2014. As of March 31, 2018, the Index was composed of 149 securities. See “Index Information” for additional information. As of December 31, 2017, the Fund had significant investments in companies operating in France and Germany.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CURRENCY EXCHANGE RATE RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data

First Trust Eurozone AlphaDEX® ETF (FEUZ)
corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
EUROPEAN MARKETS RISK. The Fund invests in securities issued by companies operating in Europe. Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union (“EU”), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
EUROPEAN UNION RISK. Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. The United Kingdom’s referendum on June 23, 2016 to leave the European Union (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in

First Trust Eurozone AlphaDEX® ETF (FEUZ)
net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
FRANCE RISK. Investment in securities of French companies involve additional risks, including legal, regulatory, political, currency, security, and economic risk specific to France. The French economy is dependent to a significant extent on the economies of certain key trading partners, including Germany and other Western European countries. Reduction in spending on French products and services, or changes in any of the economies may cause an adverse impact on the French economy. In addition, France may be subject to acts of terrorism. The French economy is dependent on exports from the agricultural sector. Leading agricultural exports include dairy products, meat, wine, fruit and vegetables, and fish. As a result, the French economy is susceptible to fluctuations in demand for agricultural products. Additionally, the French economy is susceptible to other risks relating to its membership in the European Union, such as the recent sovereign debt crisis.
GERMANY RISK. Investing in German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country’s social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

First Trust Eurozone AlphaDEX® ETF (FEUZ)
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Eurozone AlphaDEX® ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
10.74%	September 30, 2016	-8.87%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	Since Inception	Inception Date
Return Before Taxes	36.19%	13.64%	10/21/2014
Return After Taxes On Distributions	35.34%	12.90%
Return After Taxes on Distributions and Sale of Fund Shares	20.43%	10.30%
NASDAQ AlphaDEX® Eurozone Index (reflects no deduction for fees, expenses or taxes)	36.31%	14.26%
NASDAQ Eurozone Index (reflects no deduction for fees, expenses or taxes)	28.30%	9.09%
MSCI EMU Index (reflects no deduction for fees, expenses or taxes)	28.07%	8.46%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust

First Trust Eurozone AlphaDEX® ETF (FEUZ)
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2014, except for Chris A. Peterson, who has served as part of the portfolio management team of the fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Germany AlphaDEX® Fund (FGM)
Investment Objective
The First Trust Germany AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Germany Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in Germany, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

First Trust Germany AlphaDEX® Fund (FGM)
The Index is designed to select stocks from the NASDAQ Germany Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Germany, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was December 15, 2014. As of March 31, 2018, the Index was composed of 40 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in consumer discretionary companies and in industrials companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

First Trust Germany AlphaDEX® Fund (FGM)
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
EUROPEAN MARKETS RISK. The Fund invests in securities issued by companies operating in Europe. Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. Many countries in Europe are members of the European Union (“EU”), which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit a Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
EUROPEAN UNION RISK. Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. The United Kingdom’s referendum on June 23, 2016 to leave the European Union (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the union, trigging prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

First Trust Germany AlphaDEX® Fund (FGM)
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GERMANY RISK. Investing in German companies involves additional risks, including, but not limited to: significant demographic challenges to sustained long-term growth; low fertility rates and declining net immigration putting pressure on the country’s social welfare system; and the costly and time-consuming modernization and integration of the eastern German economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of Germany and the surrounding region.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

First Trust Germany AlphaDEX® Fund (FGM)
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined Germany Index to the NASDAQ AlphaDEX® Germany Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of December 15, 2014, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Germany Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on

First Trust Germany AlphaDEX® Fund (FGM)
distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Germany AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
12.51%	September 30, 2013	-15.56%	September 30, 2014
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	43.96%	10.80%	11.43%	2/14/2012
Return After Taxes On Distributions	42.48%	9.99%	10.63%
Return After Taxes on Distributions and Sale of Fund Shares	24.77%	8.12%	8.72%
NASDAQ AlphaDEX® Germany Index(1) (reflects no deduction for fees, expenses or taxes)	44.37%	N/A	N/A
NASDAQ Germany Index(1) (reflects no deduction for fees, expenses or taxes)	27.53%	8.94%	N/A
MSCI Germany Index (reflects no deduction for fees, expenses or taxes)	27.70%	8.68%	9.66%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)

First Trust Germany AlphaDEX® Fund (FGM)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Hong Kong AlphaDEX® Fund (FHK)
Investment Objective
The First Trust Hong Kong AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Hong Kong Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in Hong Kong, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

First Trust Hong Kong AlphaDEX® Fund (FHK)
The Index is designed to select stocks from the NASDAQ Hong Kong Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Hong Kong, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was May 18, 2015. As of March 31, 2018, the Index was composed of 40 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in consumer discretionary companies and in real estate companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country’s banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan’s economy, and may continue to do so.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CHINESE MARKET CONDITIONS RISK. Chinese markets, including both the Shanghai Stock Exchange and Hong Kong Stock Exchange, have experienced heightened volatility in the past. In response, Chinese regulators temporarily imposed severe limits on stock market selling and other measures in an attempt to prevent steep declines. There is no way for the Fund to

First Trust Hong Kong AlphaDEX® Fund (FHK)
predict the severity or longevity of future volatility in the Chinese markets, or regulatory responses, and further declines may decrease the value of the Fund’s shares.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.

First Trust Hong Kong AlphaDEX® Fund (FHK)
HONG KONG RISK. The Fund is subject to certain risks associated specifically with Hong Kong, including Hong Kong’s political and economic environment and the volatility of and the concentration of real estate companies listed on the Hong Kong Stock Exchange. Because of Hong Kong’s reversion to China, any increase in uncertainty as to the economic and political status of Hong Kong or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong Stock Exchange. Securities prices on the Hong Kong Stock Exchange can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
REAL ESTATE COMPANIES RISK. The Fund is subject to the risks associated with investing in real estate companies, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition,

First Trust Hong Kong AlphaDEX® Fund (FHK)
property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined Hong Kong Index to the NASDAQ AlphaDEX® Hong Kong Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of May 18, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Hong Kong Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Hong Kong AlphaDEX® Fund (FHK)
First Trust Hong Kong AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
12.00%	September 30, 2017	-16.43%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	40.31%	8.22%	9.95%	2/14/2012
Return After Taxes On Distributions	36.35%	6.52%	8.30%
Return After Taxes on Distributions and Sale of Fund Shares	22.73%	5.57%	7.06%
NASDAQ AlphaDEX® Hong Kong Index(1) (reflects no deduction for fees, expenses or taxes)	45.27%	N/A	N/A
NASDAQ Hong Kong Index(1) (reflects no deduction for fees, expenses or taxes)	35.61%	8.51%	N/A
MSCI Hong Kong Index (reflects no deduction for fees, expenses or taxes)	36.17%	10.08%	10.80%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust

First Trust Hong Kong AlphaDEX® Fund (FHK)
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Japan AlphaDEX® Fund (FJP)
Investment Objective
The First Trust Japan AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Japan Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in Japan, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

First Trust Japan AlphaDEX® Fund (FJP)
The Index is designed to select stocks from the NASDAQ Japan Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Japan, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 100 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was December 15, 2014. As of March 31, 2018, the Index was composed of 100 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in consumer discretionary companies and in real estate companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries Japan have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country’s banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan’s economy, and may continue to do so.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the

First Trust Japan AlphaDEX® Fund (FJP)
overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in

First Trust Japan AlphaDEX® Fund (FJP)
increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
JAPAN RISK. Because Japan’s economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy, and may continue to do so.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

First Trust Japan AlphaDEX® Fund (FJP)
REAL ESTATE COMPANIES RISK. The Fund is subject to the risks associated with investing in real estate companies, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined Japan Index to the NASDAQ AlphaDEX® Japan Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of December 15, 2014, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Japan Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Japan AlphaDEX® Fund (FJP)
First Trust Japan AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
10.87%	March 31, 2013	-11.61%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	26.70%	12.22%	7.44%	4/18/2011
Return After Taxes On Distributions	25.95%	11.69%	6.94%
Return After Taxes on Distributions and Sale of Fund Shares	15.09%	9.47%	5.65%
NASDAQ AlphaDEX® Japan Index(1) (reflects no deduction for fees, expenses or taxes)	27.40%	N/A	N/A
NASDAQ Japan Index(1) (reflects no deduction for fees, expenses or taxes)	25.07%	11.84%	N/A
MSCI Japan Index (reflects no deduction for fees, expenses or taxes)	23.99%	11.16%	8.27%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust

First Trust Japan AlphaDEX® Fund (FJP)
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Latin America AlphaDEX® Fund (FLN)
Investment Objective
The First Trust Latin America AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Latin America Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
(2)	Expenses have been restated to reflect the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 187% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).

First Trust Latin America AlphaDEX® Fund (FLN)
The Fund invests in securities issued by companies operating in Latin America, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select stocks from the NASDAQ Latin America Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Latin America, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the mid cap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 50 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was February 11, 2015. As of March 31, 2018, the Index was composed of 50 securities. See “Index Information” for additional information. The Fund’s strategy may involve frequently buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors which could result in a high rate of portfolio turnover.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. The Fund invests significantly in companies operating in Brazil, Mexico and other emerging market countries. As of December 31, 2017, the Fund had significant investments in materials companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
BRAZIL RISK. The Fund invests in common stock and depositary receipts of companies that are domiciled in Brazil. A holder of depositary receipts may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages if the depositary receipts are exchanged for the underlying shares. Brazil has experienced economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

First Trust Latin America AlphaDEX® Fund (FLN)
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

First Trust Latin America AlphaDEX® Fund (FLN)
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
LATIN AMERICA RISK. The Fund is subject to certain risks associated specifically with this region. The value of Fund shares may be adversely affected by political, economic, and social instability; inadequate investor protection; changes in laws or regulations of countries within Latin America; international relations with other nations; natural disasters; corruption and military activity. The economies of many Latin American countries differ from the economies of more developed countries in many respects. Certain Latin American countries are highly dependent upon and may be affected by developments in the United States, Europe and other Latin American economies.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MATERIALS COMPANIES RISK. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.
MEXICO RISK. Investment in securities of Mexican companies involve additional risks, including, including legal, regulatory, political, currency, security and economic risks. The Mexican economy, among other things, is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on, among other things, the U.S. economy and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may cause uncertainty in Mexican markets and may adversely affect its economy and the Fund’s investments. Recently, Mexican elections have been contentious and have been very closely decided. Changes in political parties or other Mexican political events may affect the economy and cause instability.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.

First Trust Latin America AlphaDEX® Fund (FLN)
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
PORTFOLIO TURNOVER RISK. The Fund’s strategy may frequently involve buying and selling portfolio securities to rebalance the Fund’s exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On October 13, 2015 the Fund’s underlying index changed from the Defined Latin America Index to the NASDAQ AlphaDEX® Latin America Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an

First Trust Latin America AlphaDEX® Fund (FLN)
inception date of February 11, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Latin America Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Latin America AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
18.28%	September 30, 2017	-25.12%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	20.50%	-1.59%	-1.98%	4/18/2011
Return After Taxes On Distributions	15.44%	-3.13%	-3.41%
Return After Taxes on Distributions and Sale of Fund Shares	11.53%	-1.91%	-2.09%
NASDAQ AlphaDEX® Latin America Index (1) (reflects no deduction for fees, expenses or taxes)	22.55%	N/A	N/A
NASDAQ Latin America Index (1) (reflects no deduction for fees, expenses or taxes)	22.93%	-3.99%	N/A
MSCI EM Latin America Index (reflects no deduction for fees, expenses or taxes)	23.74%	-3.20%	-4.00%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust Latin America AlphaDEX® Fund (FLN)
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson who has served as part of the management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are issued and redeemed in-kind for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust South Korea AlphaDEX® Fund (FKO)
Investment Objective
The First Trust South Korea AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® South Korea Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in South Korea, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

First Trust South Korea AlphaDEX® Fund (FKO)
The Index is designed to select stocks from the NASDAQ South Korea Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in South Korea, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the mid cap breakpoint was $3.155 billion.
3.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
4.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
5.	The top 50 stocks based on the selection score determined in step 4 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
6.	The Index is subject to sector/country weighting constraints which are set at 15% above the sector/country percentages of the Base Index. A stock will be moved to a lower-weighted quintile when its weight, added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint. Stocks that fail the sector/country weighting constraints at the lowest quintile will be removed from the Index.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was May 18, 2015. As of March 31, 2018, the Index was composed of 50 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. South Korea is an emerging market country, as classified by the Index Provider, based on factors such as national income per capita, national market capitalization and national trading volume.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
ASIA RISK. The Fund invests, in part, in securities issued by companies operating in Asia, and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country’s banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative affect on Japan’s economy, and may continue to do so.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

First Trust South Korea AlphaDEX® Fund (FKO)
CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. An investment in emerging market companies involves certain further risks not associated with investing in developed market countries because emerging market countries are often in the initial stages of their industrialization cycles and have low per capita income. These increased risks include the possibility of investment and trading limitations, greater liquidity concerns, higher price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance. In addition, emerging market countries may be subject to overburdened infrastructures and environmental problems.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

First Trust South Korea AlphaDEX® Fund (FKO)
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

First Trust South Korea AlphaDEX® Fund (FKO)
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SOUTH KOREA RISK. The Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea’s economy may be impacted by currency fluctuations and increasing competition from Asia’s other emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined South Korea Index to the NASDAQ AlphaDEX® South Korea Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of May 18, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined South Korea Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust South Korea AlphaDEX® Fund (FKO)
First Trust South Korea AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
18.51%	September 30, 2013	-14.67%	December 31, 2014
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	35.39%	3.27%	0.94%	4/18/2011
Return After Taxes On Distributions	35.13%	2.85%	0.45%
Return After Taxes on Distributions and Sale of Fund Shares	20.01%	2.31%	0.49%
NASDAQ AlphaDEX® South Korea Index(1) (reflects no deduction for fees, expenses or taxes)	31.93%	N/A	N/A
NASDAQ South Korea Index(1) (reflects no deduction for fees, expenses or taxes)	44.24%	6.33%	N/A
MSCI South Korea Index (reflects no deduction for fees, expenses or taxes)	47.30%	6.67%	4.58%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust

First Trust South Korea AlphaDEX® Fund (FKO)
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed for cash, and in certain circumstances, in-kind for securities in which the Fund invests and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Switzerland AlphaDEX® Fund (FSZ)
Investment Objective
The First Trust Switzerland AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® Switzerland Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).
The Fund invests in securities issued by companies operating in Switzerland, as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.

First Trust Switzerland AlphaDEX® Fund (FSZ)
The Index is designed to select stocks from the NASDAQ Switzerland Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in Switzerland, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was December 15, 2014. As of March 31, 2018, the Index was composed of 40 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in financials companies and in industrials companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended

First Trust Switzerland AlphaDEX® Fund (FSZ)
users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading

First Trust Switzerland AlphaDEX® Fund (FSZ)
activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SWITZERLAND RISK. The Fund is subject to certain risks associated with Switzerland and Europe as a whole. Although Switzerland is not a member of the EU, the Swiss economy is dependent on the economies of other European nations as key trading partners. Any reduction in spending by other European countries could have a negative effect on the Swiss economy. Additionally, the European sovereign-debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the surrounding region. The ongoing implementation of the EU provisions and Euro conversion process may materially impact revenues, expenses or income and increase competition for other European companies, which could have an effect on the Swiss economy, and in turn, the securities in which the Fund invests.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund

First Trust Switzerland AlphaDEX® Fund (FSZ)
may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined Switzerland Index to the NASDAQ AlphaDEX® Switzerland Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of December 15, 2014, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined Switzerland Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
First Trust Switzerland AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
12.01%	September 30, 2013	-8.99%	September 30, 2014
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

First Trust Switzerland AlphaDEX® Fund (FSZ)
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	31.26%	12.16%	12.07%	2/14/2012
Return After Taxes On Distributions	30.35%	11.33%	11.21%
Return After Taxes on Distributions and Sale of Fund Shares	17.65%	9.24%	9.23%
NASDAQ AlphaDEX® Switzerland Index(1) (reflects no deduction for fees, expenses or taxes)	31.45%	N/A	N/A
NASDAQ Switzerland Index(1) (reflects no deduction for fees, expenses or taxes)	23.20%	8.34%	N/A
MSCI Switzerland Index (reflects no deduction for fees, expenses or taxes)	22.51%	8.17%	9.27%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust United Kingdom AlphaDEX® Fund (FKU)
Investment Objective
The First Trust United Kingdom AlphaDEX® Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ AlphaDEX® United Kingdom Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees(1)	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%
(1)	Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2019.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels until April 30, 2019, and thereafter at 1.05% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund’s average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$309	$555	$1,260
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and/or depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider“).

First Trust United Kingdom AlphaDEX® Fund (FKU)
The Fund invests in securities issued by companies operating in the United Kingdom, (i.e., England, Northern Ireland, Scotland and Wales), as classified by the Index Provider. Companies are classified as operating in a country primarily by their country of incorporation, domicile and primary exchange listing.
The Index is designed to select stocks from the NASDAQ United Kingdom Index (the “Base Index”) that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Base Index is a comprehensive, rules-based index designed to measure stock market performance of companies in the United Kingdom, as determined by the Index Provider. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated.
Security selection for the Index will be conducted in the following manner:
1.	The selection universe for the Index begins with all stocks in the Base Index.
2.	The Index Provider then removes any stocks which do not trade on an eligible exchange; duplicate (multiple share classes) stocks; stocks which do not meet the Index Provider’s liquidity screens; and stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by Nasdaq. As of March 31, 2018, the midcap breakpoint was $3.155 billion.
3.	The remaining stocks in the universe are then ranked on both growth and value factors. Each stock receives the best style rank from this step as its selection score.
4.	The top 75 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The selected stocks are then split into quintiles based on their selection score, with higher scoring quintiles receiving a greater weight in the Index.
5.	The Index is subject to sector weighting constraints which are set at 15% above the sector percentages of the Base Index. For example, if financial companies comprise 15% of the Base Index, the Index will be comprised of no more than 30% financials. Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
The Index is reconstituted and rebalanced on a semi-annual basis and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The inception date of the Index was May 18, 2015. As of March 31, 2018, the Index was composed of 75 securities. See “Index Information” for additional information.
The Fund may hold investments that are denominated in non-U.S. currencies. The Index includes the securities of small and mid cap companies. As of December 31, 2017, the Fund had significant investments in consumer discretionary companies and in industrials companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY EXCHANGE RATE RISK. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can

First Trust United Kingdom AlphaDEX® Fund (FKU)
change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund’s shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed either in-kind or for cash in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
GROWTH STOCKS INVESTMENT RISK. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be significantly below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industrials companies are involved in electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of industrials companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer

First Trust United Kingdom AlphaDEX® Fund (FKU)
demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.
MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
To the extent the Fund calculates its net asset value based on fair value prices and the value of its Index is based on securities closing prices on the applicable foreign exchange (i.e., the value of its Index is not based on fair value prices), the Fund’s ability to track its Index may be adversely affected.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of their investment merit. The Fund generally will not attempt to take defensive positions in declining markets.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements

First Trust United Kingdom AlphaDEX® Fund (FKU)
of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UNITED KINGDOM RISK. The Fund is subject to certain risks related to the United Kingdom. Investments in British issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (“EU”), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. The United Kingdom formally notified the European Council of its intention to withdraw from the EU on March 29, 2017, and it is expected that the United Kingdom’s exit from the EU will take place within two years of that date. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
VALUE INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On July 14, 2015 the Fund’s underlying index changed from the Defined United Kingdom Index to the NASDAQ AlphaDEX® United Kingdom Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of May 18, 2015, it was not in existence for all of the periods disclosed. The new Index is substantially similar to the Defined United Kingdom Index.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust United Kingdom AlphaDEX® Fund (FKU)
First Trust United Kingdom AlphaDEX® Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
13.16%	September 30, 2013	-11.07%	June 30, 2016
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	25.53%	6.19%	7.96%	2/14/2012
Return After Taxes On Distributions	23.85%	4.92%	6.68%
Return After Taxes on Distributions and Sale of Fund Shares	14.38%	4.20%	5.66%
NASDAQ AlphaDEX® United Kingdom Index(1) (reflects no deduction for fees, expenses or taxes)	26.61%	N/A	N/A
NASDAQ United Kingdom Index(1) (reflects no deduction for fees, expenses or taxes)	23.76%	6.04%	N/A
MSCI United Kingdom Index (reflects no deduction for fees, expenses or taxes)	22.30%	5.21%	5.78%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust

First Trust United Kingdom AlphaDEX® Fund (FKU)
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2012, except Chris A. Peterson, who has served as part of the portfolio management team of the Fund since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information on the Funds' Investment Objectives and Strategies
Each Fund is a series of the Trust, an investment company and an exchange-traded “index fund.” The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund’s fees and expenses) of such Fund’s corresponding equity index (each Fund’s corresponding equity index is referred to herein as an “Index,” and together, as the “Indices;” the provider of each Fund’s Index is referred to herein as an “Index Provider” and together, as the “Index Providers”). Each Fund will normally invest at least 90% of its net assets (including investment borrowings) in securities that comprise each Fund’s respective Index. Each Fund’s investment objective, the 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information (“SAI”) under “Investment Objectives and Policies.”
In seeking to achieve its investment objective, each Fund generally will invest in all of the securities comprising its Index, in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, a Fund may purchase a sample of securities in its Index. There may also be limited instances in which First Trust may choose to overweight certain securities in the applicable Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. A Fund may sell securities that are represented in its Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.
While it is not expected that the Funds will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Funds have adopted a policy that they will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Fund Investments
Principal Investments
Equity Securities
The Funds invest in equity securities, which primarily include common stocks and depositary receipts.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, a Fund invests substantially all of its assets to meet its investment objective. Each Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, a Fund may not be able to achieve its investment objective. A Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Funds' SAI, which is available on the Funds' website at www.ftportfolios.com.
Additional Risks of Investing in the Funds
Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following risks in addition to the Principal Risks set forth above in this prospectus.

Principal Risks
CURRENCY RISK. An investment in non-U.S. securities involves further risk due to currency exchange rates. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in non-U.S. holdings whose value is tied to the affected non-U.S. currency.
DEPOSITARY RECEIPTS RISK. An investment in in depositary receipts involves further risks due to certain features of depositary receipts. Depositary receipts are usually in the form of American Depositary Receipts (“ADRs“), Global Depositary Receipts (“GDRs”) or European Depositary Receipts (“EDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs and EDRs are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.
Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts.
Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Depositary receipts may be unregistered and unlisted. A Fund’s investments may also include depositary receipts that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act of 1933, as amended (“Securities Act”). Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell these types of depositary receipts and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.
EQUITY SECURITIES RISK. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
GROWTH INVESTMENT STYLE RISK. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.
NON-U.S. SECURITIES RISK. An investment in securities of non-U.S. companies involves other risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments.
Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

VALUE INVESTMENT STYLE RISK. Value companies may experience adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.
Non-Principal Risks
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the “Frequent Purchases and Redemptions” Section) may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.
BORROWING AND LEVERAGE RISK. If a Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CASH TRANSACTIONS RISK. The First Trust Brazil AlphaDEX® Fund and First Trust South Korea AlphaDEX® Fund intend to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. Certain of the other Funds may, under certain circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions for in-kind securities. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. Because certain of the Funds intends to effect a portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by a Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. Such Funds intend to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to them. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid, and such transactions may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. Brazil may also impose higher local tax rates on transactions involving certain companies. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund's shares than for more conventional exchange-traded funds.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits a Fund to use its Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of a Fund. Such license and related sublicense may be terminated by the Index Provider, and, as a result, a Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by a Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of a Fund.
INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Funds may trade on non-U.S. exchanges that are closed when the Funds' primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market), resulting in premiums or discounts to the Funds' net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at a Fund’s net asset value, it is not expected that large discounts or premiums to the net asset value of the Funds will be sustained over the long term

(unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values).
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which a Fund invests. In addition, litigation regarding any of the issuers of the securities owned by a Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
Fund Organization
Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the investment advisor, custodian and fund administrative and accounting agent.
Management of the Funds
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio and certain other services necessary for the management of the portfolios.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for seven mutual fund portfolios, 10 exchange-traded funds consisting of 130 series and 16 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of a Fund.
There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.
•	Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of each Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP.
•	Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
•	Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012.
•	Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust’s Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003.
•	Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.
•	Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 19 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.
For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds is provided in the SAI.
Management Fee
Pursuant to investment management agreements between First Trust and the Trust, on behalf of the Funds (the “Investment Management Agreements”), First Trust manages the investment of each Fund’s assets. First Trust is paid an annual management fee by each Fund equal to 0.80% of such Fund’s average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, license fees, legal, audit and other services, but excluding fee payments under the Investment Management Agreements, interest, taxes, acquired fund fees and expenses, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
A discussion regarding the basis of the Board’s approval of the continuation of the Investment Management Agreements is available in the Funds' Semi-Annual Report to Shareholders for the period ended June 30, 2017.
How to Buy and Sell Shares
Most investors will buy and sell shares of a Fund in secondary market transactions through brokers. Shares of the Funds are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, each Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of a Fund on Nasdaq or NYSE Arca is based on market price and may differ from such Fund's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Information regarding the intra-day value of the shares of a Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout such Fund's trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV should not be viewed as a “real-time” update of the net asset value per share of a Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of a Fund's shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of such Fund and consequently may result in differences between the net asset value and the IOPV. A Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of such Fund and such Fund does not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of the Funds' Shares
The Funds impose no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that the Funds' shares can only be purchased and redeemed directly from the Funds in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Funds' shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that Funds may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact the Funds' ability to achieve their investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Funds, or otherwise not in the Funds' best interests.
Dividends, Distributions and Taxes
Dividends from net investment income from the Funds, if any, are declared and paid quarterly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status
Each Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from a Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum stated marginal federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Each Fund will provide notice to their shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to deduct some or all of these expenses.
Non-U.S. Tax Credit
Because the Funds will invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met.
Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by a Fund or as a short-term capital gains dividend attributable to certain net short-term capital gains income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that a Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Investments in Certain Non-U.S. Corporations
If a Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Distribution Plan
FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before April 30, 2019. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. If the NYSE closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value per share is calculated for a Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities (including accrued expenses and dividends declared but unpaid), and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of their most recent bid and ask price on such day.
Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “Securities Act”)) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Funds' SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may buy or sell shares of a Fund, the value of a Fund's securities may change on days when investors are not able to buy or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by a Fund's Index may adversely effect such Fund's ability to track its index.
Fund Service Providers
Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as the administrator, accounting agent, custodian and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds. First Trust serves as the fund reporting agent for the Funds.
Index Providers
The applicable Index that each Fund seeks to track is compiled by the Index Provider. The Index Provider is not affiliated with the Funds, First Trust or FTP. Each Fund is entitled to use the Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.
Disclaimers
First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.
“AlphaDEX®” is a registered trademark of FTP. The Funds and First Trust on behalf of the Funds have been granted the right by FTP to use the name “AlphaDEX®” for certain purposes.
FTP has licensed to the Index Provider, free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX® trademark and the AlphaDEX® stock selection method, in connection with the Index Provider’s calculation of the Indices. A patent application with respect to the AlphaDEX® stock selection method is pending at the United States Patent and Trademark Office.
Notwithstanding such license, the Index Provider is solely responsible for the calculating and maintaining of the Indices and has the exclusive right to determine the stocks included in the Indices and the Indices’ methodologies.
The Funds are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, Inc., with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Indices to track general stock market performance. The Corporations’ only relationship to First Trust is in the licensing of the Nasdaq, Nasdaq, Inc., and the Indices’ registered trademarks, trade names and service marks of the Corporations and the use of the Indices which are determined, composed and calculated by Nasdaq, Inc. without regard to Licensee or the Funds. Nasdaq, Inc. has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Indices. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO

THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Index Information
First Trust Asia Pacific ex-Japan AlphaDEX® Fund
Index Construction
The NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index is designed to select stocks from the NASDAQ Asia Pacific Ex-Japan Index (the “Base Index”), which, as of March 31, 2018, was comprised of 100 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Asia Pacific Ex-Japan Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks of companies in emerging markets.
v.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
vi.	Stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by NASDAQ®.
vii.	Should the steps above result in an eligible universe of fewer than 134 stocks, the next largest stock below the mid cap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 134 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 100 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector/country weighting constraint. Sector/country weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector/country constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint.
7.	Stocks violating the sector/country weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector/country weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector/country constraints. This process continues until no sector/country constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of March and September. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Australia AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® Australia Index is designed to select stocks from the NASDAQ Australia Index (the “Base Index”), which, as of March 31, 2018, was comprised of 40 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Australia Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 54 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 54 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Brazil AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® Brazil Index is designed to select stocks from the NASDAQ Brazil Index (the “Base Index”), which, as of March 31, 2018, was comprised of 50 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Brazil Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 67 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 67 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 50 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Canada AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® Canada Index is designed to select stocks from the NASDAQ Canada Index (the “Base Index”), which, as of March 31, 2018, was comprised of 40 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Canada Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.

iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 54 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 54 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust China AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® China Index is designed to select stocks from the NASDAQ China Index (the “Base Index”), which, as of March 31, 2018, was comprised of 50 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ China Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 67 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 67 stocks.

2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 50 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Developed Markets ex-US AlphaDEX® Fund
Index Construction
The NASDAQ AlphaDEX® Developed Markets Ex-US Index is designed to select stocks from the NASDAQ Developed Markets Ex-US Index (the “Base Index”), which, as of March 31, 2018, was comprised of 299 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Developed Markets Ex-US Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
vi.	Should the steps above result in an eligible universe of fewer than 400 stocks, the next largest stock below the mid cap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 400 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 300 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector/country weighting constraint. Sector/country weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector/country constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint.
7.	Stocks violating the sector/country weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector/country weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector/country constraints. This process continues until no sector/country constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of March and September. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund
Index Construction
The NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index is designed to select small cap stocks from the NASDAQ Developed Markets Ex-US Small Cap Index (the “Base Index”), which, as of March 31, 2018, was comprised of 397 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Developed Markets Ex-US Small Cap Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization greater than the mid cap breakpoint (50th percentile) and less than the small cap breakpoint (90th percentile) as calculated by NASDAQ®.
v.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
vi.	Should the steps above result in an eligible universe of fewer than 534 stocks, the next largest stock above the mid cap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 534 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.

4.	The top 400 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector/country weighting constraint. Sector/country weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector/country constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint.
7.	Stocks violating the sector/country weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector/country weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector/country constraints. This process continues until no sector/country constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of March and September. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Emerging Markets AlphaDEX® Fund
Index Construction
The NASDAQ AlphaDEX® Emerging Markets Index is designed to select stocks from the NASDAQ Emerging Markets Index (the “Base Index”), which, as of March 31, 2018, was comprised of 150 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Emerging Markets Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 200 stocks, the next largest stock below the mid cap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 200 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 150 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector/country weighting constraint. Sector/country weighting constraints are set at 15% above the Base Index weight.

6.	Stocks will fail the sector/country constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint.
7.	Stocks violating the sector/country weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector/country weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector/country constraints. This process continues until no sector/country constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of March and September. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Emerging Markets Small Cap AlphaDEX® Fund
Index Construction
The NASDAQ AlphaDEX® Emerging Markets Small Cap Index is designed to select small cap stocks from the NASDAQ Emerging Markets Index (the “Base Index”), which, as of March 31, 2018, was comprised of 199 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Emerging Markets Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization greater than the mid cap breakpoint (50th percentile) and less than the small cap breakpoint (90th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 267 stocks, the next largest stock above the mid cap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 267 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 200 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector/country weighting constraint. Sector/country weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector/country constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint.
7.	Stocks violating the sector/country weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector/country weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector/country constraints. This process continues until no sector/country constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of March and September. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Europe AlphaDEX® Fund
Index Construction
The NASDAQ AlphaDEX® Europe Index is designed to select stocks from the NASDAQ Europe Index (the “Base Index”), which, as of March 31, 2018, was comprised of 199 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Europe Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks of companies in emerging markets.
v.	Stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by NASDAQ®.
vi.	Should the steps above result in an eligible universe of fewer than 267 stocks, the next largest stock below the mid cap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 267 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 200 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector/country weighting constraint. Sector/country weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector/country constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint.
7.	Stocks violating the sector/country weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector/country weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector/country constraints. This process continues until no sector/country constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of March and September. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Eurozone AlphaDEX® ETF
Index Description
The NASDAQ AlphaDEX® Eurozone Index is designed to select stocks from the NASDAQ Eurozone Index, which, as of March 31, 2018, was comprised of 149 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional passive-style indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Eurozone Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the NYSE midcap breakpoint (50th percentile).
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best style rank from step 2 as its selection score.
4.	The top 150 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a country and/or sector weighting constraint. Country and sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the country/sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its country/sector, is greater than the country/sector weighting constraint.
7.	Stocks violating the country/sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the country/sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to country/sector constraints. This process continues until no country/sector constraints are violated.
Changes to the Index will be effective at the open of trading on the ninth business day of the following month. The Index is rebalanced and reconstituted as of the last business day of the semi-annual periods ended March 31 and September 30. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Germany AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® Germany Index is designed to select stocks from the NASDAQ Germany Index (the “Base Index”), which, as of March 31, 2018, was comprised of 40 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:

1.	Start with all stocks in the NASDAQ Germany Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 54 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 54 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Hong Kong AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® Hong Kong Index is designed to select stocks from the NASDAQ Hong Kong Index (the “Base Index”), which, as of March 31, 2018, was comprised of 40 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Hong Kong Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.

v.	Should the steps above result in an eligible universe of fewer than 54 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 54 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Japan AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® Japan Index is designed to select stocks from the NASDAQ Japan Index (the “Base Index”), which, as of March 31, 2018, was comprised of 100 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Japan Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 134 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 134 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 100 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Latin America AlphaDEX® Fund
Index Construction
The NASDAQ AlphaDEX® Latin America Index is designed to select stocks from the NASDAQ Latin America Index (the “Base Index”), which, as of March 31, 2018, was comprised of 50 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Latin America Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the mid cap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 67 stocks, the next largest stock below the mid cap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 67 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 50 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector/country weighting constraint. Sector/country weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector/country constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector/country, is greater than the sector/country weighting constraint.
7.	Stocks violating the sector/country weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector/country weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector/country constraints. This process continues until no sector/country constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of March and September. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust South Korea AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® South Korea Index is designed to select stocks from the NASDAQ South Korea Index (the “Base Index”), which, as of March 31, 2018, was comprised of 50 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ South Korea Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	For South Korean stocks currently at their foreign ownership limit, the direct listed security is replaced in the universe with its depositary receipt if available (subject to above liquidity requirements). If none is available, the stock is excluded.
vi.	Should the steps above result in an eligible universe of fewer than 67 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 67 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 50 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.

6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust Switzerland AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® Switzerland Index is designed to select stocks from the NASDAQ Switzerland Index (the “Base Index”), which, as of March 31, 2018, was comprised of 40 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ Switzerland Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 54 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 54 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 40 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
First Trust United Kingdom AlphaDEX® Fund
Index Description
The NASDAQ AlphaDEX® United Kingdom Index is designed to select stocks from the NASDAQ United Kingdom Index (the “Base Index”), which, as of March 31, 2018, was comprised of 75 securities, that may generate positive alpha, or risk-adjusted returns, relative to traditional indices through the use of the AlphaDEX® selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Index is constructed in the following manner:
1.	Start with all stocks in the NASDAQ United Kingdom Index. Exclude the following:
i.	Stocks which do not trade on an eligible exchange.
ii.	Duplicates (multiple share classes) of a common issuer.
iii.	Stocks with an average daily dollar volume over any rolling five day period during the last 60 trading days of less than $500,000USD.
iv.	Stocks with a market capitalization less than the midcap breakpoint (50th percentile) as calculated by NASDAQ®.
v.	Should the steps above result in an eligible universe of fewer than 100 stocks, the next largest stock below the midcap breakpoint passing all other eligibility requirements is added until the eligible universe reaches 100 stocks.
2.	Rank all remaining stocks in the universe on both growth and value factors. The five growth factors are 3, 6 & 12-month price appreciation, sales to price and 1 year sales growth. The three value factors are book value to price, cash flow to price and return on assets. All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.
3.	Each stock receives the best rank from step 2 as its selection score.
4.	The top 100 stocks based on the selection score determined in step 3 comprise the “selected stocks.” The “selected stocks” are then split into quintiles based on their selection score. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.
5.	After weights are assigned, each stock is tested in order of its selection score rank to check if the weight assigned to that stock violates a sector weighting constraint. Sector weighting constraints are set at 15% above the Base Index weight.
6.	Stocks will fail the sector constraint if the weight assigned to the stock, when added to the weight assigned to all higher ranking stocks in its sector, is greater than the sector weighting constraint.
7.	Stocks violating the sector weighting constraint test are lowered to the highest ranking position in the next lowest quintile. Stocks previously lower in rank than the violating stock move up one rank as necessary. This may result in a weighting change for the affected stocks if the move results in a higher quintile position. The violating stock is then retested for constraint violations at the new lower assigned weight. Stocks in the lowest quintile that violate the sector weighting constraint are removed from the portfolio and replaced by the highest scoring stock not originally selected, subject to sector constraints. This process continues until no sector constraints are violated.
The Index is rebalanced and reconstituted semi-annually as of the last business day of June and December. Changes will be effective at the open of trading on the ninth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company’s weight in the Index is reallocated pro rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.
The Indices
The Indices were created by the Index Provider. The Funds will make changes to their portfolios shortly after changes to the Indices are released to the public. Investors are able to access the holdings of each Fund and the composition and compilation methodology of the Indices through the Funds’ website at www.ftportfolios.com.
In the event that the Index Provider no longer calculates any of the Indices, the Index license is terminated or the identity or character of any equity index of the Indices is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Funds. The Board will also take whatever actions it deems to be in the best interests of the Funds if the Funds’ shares are delisted.
Premium/Discount Information
The tables that follow present information about the differences between each Fund’s daily market price on the applicable Exchange and its net asset value. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund’s net asset value is calculated. A Fund’s Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.
Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.
The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against its net asset value. The information shown for each Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds’ shares have traded is available on the Funds’ website at www.ftportfolios.com.
First Trust Asia Pacific Ex-Japan AlphaDEX® Fund (FPA)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
Period Ended 12/31/2017	102	47	5	0
3 Months Ended 3/31/2018	23	2	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
Period Ended 12/31/2017	69	28	0	0
3 Months Ended 3/31/2018	21	13	1	0

First Trust Australia AlphaDEX® Fund (FAUS)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	53	16	1	0
3 Months Ended 3/31/2018	36	13	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	116	64	1	0
3 Months Ended 3/31/2018	10	1	1	0
First Trust Brazil AlphaDEX® Fund (FBZ)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	71	21	2	0
3 Months Ended 3/31/2018	21	3	2	1
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	122	34	1	0
3 Months Ended 3/31/2018	28	6	0	0
First Trust Canada AlphaDEX® Fund (FCAN)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	68	1	0	0
3 Months Ended 3/31/2018	3	1	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	181	1	0	0
3 Months Ended 3/31/2018	52	5	0	0

First Trust China AlphaDEX® Fund (FCA)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	24	12	0	0
3 Months Ended 3/31/2018	13	24	11	2
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	100	96	18	1
3 Months Ended 3/31/2018	9	2	0	0
First Trust Developed Markets Ex-US AlphaDEX® Fund (FDT)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	193	35	0	0
3 Months Ended 3/31/2018	47	8	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	23	0	0	0
3 Months Ended 3/31/2018	6	0	0	0
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	10	4	0	0
3 Months Ended 3/31/2018	19	3	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	44	171	22	0
3 Months Ended 3/31/2018	27	12	0	0

First Trust Emerging Markets AlphaDEX® Fund (FEM)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	149	69	2	0
3 Months Ended 3/31/2018	23	23	4	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	30	1	0	0
3 Months Ended 3/31/2018	8	1	2	0
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	86	100	3	1
3 Months Ended 3/31/2018	23	25	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	54	7	0	0
3 Months Ended 3/31/2018	7	3	2	0
First Trust Europe AlphaDEX® Fund (FEP)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
Period Ended 12/31/2017	177	28	0	0
3 Months Ended 3/31/2018	44	5	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
Period Ended 12/31/2017	46	0	0	0
3 Months Ended 3/31/2018	11	1	0	0

First Trust Eurozone AlphaDEX® ETF (FEUZ)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	126	71	2	0
3 Months Ended 3/31/2018	39	14	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	51	1	0	0
3 Months Ended 3/31/2018	6	1	0	0
First Trust Germany AlphaDEX® Fund (FGM)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	157	5	0	0
3 Months Ended 3/31/2018	27	9	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	88	1	0	0
3 Months Ended 3/31/2018	23	1	0	0
First Trust Hong Kong AlphaDEX® Fund (FHK)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	43	4	0	0
3 Months Ended 3/31/2018	19	3	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	138	66	0	0
3 Months Ended 3/31/2018	26	11	1	0

First Trust Japan AlphaDEX® Fund (FJP)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	113	39	5	0
3 Months Ended 3/31/2018	25	8	5	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	76	17	1	0
3 Months Ended 3/31/2018	16	7	0	0
First Trust Latin America AlphaDEX® Fund (FLN)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	46	37	2	0
3 Months Ended 3/31/2018	20	4	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	113	53	0	0
3 Months Ended 3/31/2018	25	11	0	0
First Trust South Korea AlphaDEX® Fund (FKO)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	49	32	6	0
3 Months Ended 3/31/2018	14	24	4	2
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	85	63	16	0
3 Months Ended 3/31/2018	14	3	0	0

First Trust Switzerland AlphaDEX® Fund (FSZ)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	171	5	0	0
3 Months Ended 3/31/2018	40	10	2	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	74	1	0	0
3 Months Ended 3/31/2018	8	1	0	0
First Trust United Kingdom AlphaDEX® Fund (FKU)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	92	1	0	0
3 Months Ended 3/31/2018	13	1	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2017	148	10	0	0
3 Months Ended 3/31/2018	38	9	0	0
Total Return Information
The tables below compare the total return of a Fund to the total return of the Index on which it is based and each Fund's benchmark index(es). The information presented for a Fund is for the period indicated.
"Average annual total returns" represent the average annual change in the value of an investment over the period indicated. “Cumulative total returns” represent the total change in value of an investment over the period indicated. The net asset value per share of a Fund is the value of one share of a Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund, and the market return is based on the market price per share of a Fund. The price used to calculate market return (“Market Price”) generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of a Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that all distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike a Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of a Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the index. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	35.93%	8.30%	5.46%	48.97%	42.79%
Market Price	33.94%	7.90%	5.33%	46.28%	41.66%
Index Performance
NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index(1)	36.74%	N/A	N/A	N/A	N/A
NASDAQ DM Asia Pacific Ex-Japan Index(1)	30.90%	N/A	N/A	N/A	N/A
MSCI Pacific ex-Japan Index	25.88%	5.46%	4.59%	30.47%	35.12%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Australia AlphaDEX® Fund (FAUS)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/14/2012)	5 Years	Inception (2/14/2012)
Fund Performance
Net Asset Value	23.87%	6.30%	6.99%	35.74%	48.76%
Market Price	25.17%	6.14%	7.04%	34.72%	49.15%
Index Performance
NASDAQ AlphaDEX® Australia Index(1)	24.36%	N/A	N/A	N/A	N/A
NASDAQ Australia Index(1)	19.69%	2.97%	N/A	15.77%	N/A
MSCI Australia Index	19.93%	3.90%	5.39%	21.09%	36.14%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Brazil AlphaDEX® Fund (FBZ)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	25.91%	-3.53%	-5.29%	-16.46%	-30.55%
Market Price	27.69%	-3.77%	-5.30%	-17.47%	-30.57%
Index Performance
NASDAQ AlphaDEX® Brazil Index(1)	28.82%	N/A	N/A	N/A	N/A
NASDAQ Brazil Index(1)	24.46%	-2.98%	N/A	-14.04%	N/A
MSCI Brazil Index	24.11%	-2.68%	-5.41%	-12.70%	-31.11%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust Canada AlphaDEX® Fund (FCAN)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/14/2012)	5 Years	Inception (2/14/2012)
Fund Performance
Net Asset Value	15.03%	-2.25%	-0.74%	-10.76%	-4.28%
Market Price	14.98%	-2.36%	-0.74%	-11.23%	-4.28%
Index Performance
NASDAQ AlphaDEX® Canada Index(1)	16.16%	N/A	N/A	N/A	N/A
NASDAQ Canada Index(1)	15.67%	2.99%	N/A	15.86%	N/A
MSCI Canada Index	16.07%	3.29%	3.40%	17.57%	21.70%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust China AlphaDEX® Fund (FCA)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	58.35%	6.84%	2.66%	39.19%	19.28%
Market Price	60.06%	6.37%	2.54%	36.20%	18.30%
Index Performance
NASDAQ AlphaDEX® China Index(1)	60.46%	N/A	N/A	N/A	N/A
NASDAQ China Index(1)	45.25%	10.28%	N/A	63.09%	N/A
MSCI China Index	54.07%	9.90%	6.49%	60.33%	52.45%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	33.57%	9.16%	5.52%	54.99%	43.36%
Market Price	34.05%	9.06%	5.54%	54.26%	43.57%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Index(1)	34.47%	N/A	N/A	N/A	N/A
NASDAQ Developed Markets Ex-US Index(1)	25.35%	8.01%	N/A	46.97%	N/A
MSCI World ex USA Index	24.21%	7.46%	5.43%	43.29%	42.53%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/15/2012)	5 Years	Inception (2/15/2012)
Fund Performance
Net Asset Value	36.23%	10.24%	9.29%	62.80%	68.54%
Market Price	37.01%	9.94%	9.19%	60.65%	67.61%
Index Performance
NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index(1)	37.03%	N/A	N/A	N/A	N/A
NASDAQ Developed Markets ex-US Small Cap Index(1)	28.98%	10.42%	N/A	64.13%	N/A
MSCI World ex-US Small Cap Index	31.04%	11.37%	10.58%	71.31%	80.53%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Emerging Markets AlphaDEX® Fund (FEM)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	39.43%	4.06%	1.89%	22.04%	13.40%
Market Price	40.59%	3.87%	1.93%	20.92%	13.68%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Index(1)	41.61%	N/A	N/A	N/A	N/A
NASDAQ Emerging Markets Index(1)	34.24%	4.81%	N/A	26.48%	N/A
MSCI Emerging Markets Index	37.28%	4.35%	2.45%	23.72%	17.63%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/15/2012)	5 Years	Inception (2/15/2012)
Fund Performance
Net Asset Value	46.57%	7.69%	9.16%	44.82%	67.34%
Market Price	48.73%	7.53%	9.26%	43.73%	68.20%
Index Performance
NASDAQ AlphaDEX® Emerging Markets Small Cap Index(1)	49.16%	N/A	N/A	N/A	N/A
NASDAQ Emerging Markets Small Cap Index(1)	31.94%	6.48%	N/A	36.85%	N/A
MSCI Emerging Markets Small Cap Index	33.84%	5.41%	5.11%	30.15%	34.01%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust Europe AlphaDEX® Fund (FEP)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	35.67%	11.00%	6.77%	68.50%	55.12%
Market Price	36.01%	10.57%	6.74%	65.25%	54.80%
Index Performance
NASDAQ AlphaDEX® Europe Index(1)	36.17%	N/A	N/A	N/A	N/A
NASDAQ DM Europe Index(1)	25.85%	N/A	N/A	N/A	N/A
MSCI Europe Index	25.51%	7.37%	5.49%	42.70%	43.09%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Eurozone AlphaDEX® ETF (FEUZ)
Total Returns as of December 31, 2017
		Average Annual	Cumulative
	1 Year	Inception (10/21/2014)	Inception (10/21/2014)
Fund Performance
Net Asset Value	36.19%	13.64%	50.45%
Market Price	36.89%	13.67%	50.57%
Index Performance
NASDAQ AlphaDEX® Eurozone Index	36.31%	14.26%	53.10%
NASDAQ Eurozone Index	28.30%	9.09%	32.05%
MSCI EMU Index	28.07%	8.46%	29.60%

First Trust Germany AlphaDEX® Fund (FGM)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/14/2012)	5 Years	Inception (2/14/2012)
Fund Performance
Net Asset Value	43.96%	10.80%	11.43%	67.01%	88.86%
Market Price	43.72%	10.62%	11.38%	65.67%	88.35%
Index Performance
NASDAQ AlphaDEX® Germany Index(1)	44.37%	N/A	N/A	N/A	N/A
NASDAQ Germany Index(1)	27.53%	8.94%	N/A	53.47%	N/A
MSCI Germany Index	27.70%	8.68%	9.66%	51.60%	71.93%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust Hong Kong AlphaDEX® Fund (FHK)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/14/2012)	5 Years	Inception (2/14/2012)
Fund Performance
Net Asset Value	40.31%	8.22%	9.95%	48.46%	74.58%
Market Price	40.90%	7.95%	9.86%	46.62%	73.79%
Index Performance
NASDAQ AlphaDEX® Hong Kong Index(1)	45.27%	N/A	N/A	N/A	N/A
NASDAQ Hong Kong Index(1)	35.61%	8.51%	N/A	50.45%	N/A
MSCI Hong Kong Index	36.17%	10.08%	10.80%	61.67%	82.68%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Japan AlphaDEX® Fund (FJP)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	26.70%	12.22%	7.44%	77.93%	61.83%
Market Price	26.84%	12.08%	7.44%	76.85%	61.79%
Index Performance
NASDAQ AlphaDEX® Japan Index(1)	27.40%	N/A	N/A	N/A	N/A
NASDAQ Japan Index(1)	25.07%	11.84%	N/A	75.01%	N/A
MSCI Japan Index	23.99%	11.16%	8.27%	69.74%	70.38%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Latin America AlphaDEX® Fund (FLN)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	20.50%	-1.59%	-1.98%	-7.68%	-12.53%
Market Price	21.52%	-1.90%	-2.00%	-9.15%	-12.66%
Index Performance
NASDAQ AlphaDEX® Latin America Index(1)	22.55%	N/A	N/A	N/A	N/A
NASDAQ Latin America Index(1)	22.93%	-3.99%	N/A	-18.43%	N/A
MSCI EM Latin America Index	23.74%	-3.20%	-4.00%	-15.03%	-23.96%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

First Trust South Korea AlphaDEX® Fund (FKO)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/18/2011)	5 Years	Inception (4/18/2011)
Fund Performance
Net Asset Value	35.39%	3.27%	0.94%	17.45%	6.50%
Market Price	35.24%	2.64%	0.87%	13.91%	6.00%
Index Performance
NASDAQ AlphaDEX® South Korea Index(1)	31.93%	N/A	N/A	N/A	N/A
NASDAQ South Korea Index(1)	44.24%	6.33%	N/A	35.91%	N/A
MSCI South Korea Index	47.30%	6.67%	4.58%	38.13%	34.98%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust Switzerland AlphaDEX® Fund (FSZ)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/14/2012)	5 Years	Inception (2/14/2012)
Fund Performance
Net Asset Value	31.26%	12.16%	12.07%	77.53%	95.36%
Market Price	31.69%	12.04%	12.11%	76.54%	95.76%
Index Performance
NASDAQ AlphaDEX® Switzerland Index(1)	31.45%	N/A	N/A	N/A	N/A
NASDAQ Switzerland Index(1)	23.20%	8.34%	N/A	49.25%	N/A
MSCI Switzerland Index	22.51%	8.17%	9.27%	48.06%	68.41%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
First Trust United Kingdom AlphaDEX® Fund (FKU)
Total Returns as of December 31, 2017
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/14/2012)	5 Years	Inception (2/14/2012)
Fund Performance
Net Asset Value	25.53%	6.19%	7.96%	35.03%	56.87%
Market Price	25.04%	5.98%	7.80%	33.70%	55.48%
Index Performance
NASDAQ AlphaDEX® United Kingdom Index(1)	26.61%	N/A	N/A	N/A	N/A
NASDAQ United Kingdom Index(1)	23.76%	6.04%	N/A	34.06%	N/A
MSCI United Kingdom Index	22.30%	5.21%	5.78%	28.94%	39.15%
(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

Financial Highlights
The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of a Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in the Funds' Annual Report to Shareholders dated December 31, 2017 and is incorporated by reference in the Funds’ SAI, which is available upon request.
First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Asia Pacific ex-Japan AlphaDEX® Fund (FPA)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.16	$27.72	$27.93	$27.89	$27.53
Income from investment operations:
Net investment income (loss)	0.93	0.48	0.55	0.41	0.54
Net realized and unrealized gain (loss)	8.76	(0.38)	(0.28)	0.78	0.48
Total from investment operations	9.69	0.10	0.27	1.19	1.02
Distributions paid to shareholders from:
Net investment income	(1.12)	(0.66)	(0.22)	(1.06)	(0.66)
Return of capital	—	—	(0.26)	(0.09)	—
Total distributions	(1.12)	(0.66)	(0.48)	(1.15)	(0.66)
Net asset value, end of period	$35.73	$27.16	$27.72	$27.93	$27.89
Total Return (a)	35.93%	0.29%	0.97%	4.23%	3.83%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$58,959	$32,593	$36,036	$30,727	$57,167
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.95%	1.68%	1.55%	1.46%	1.48%
Portfolio turnover rate (b)	94%	96%	127%	186%	118%
a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Australia AlphaDEX® Fund (FAUS)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.55	$27.10	$28.97	$29.99	$31.21
Income from investment operations:
Net investment income (loss)	1.06	0.70	0.98	1.16	0.62
Net realized and unrealized gain (loss)	5.67	2.77	(2.05)	(0.67)	(0.78)
Total from investment operations	6.73	3.47	(1.07)	0.49	(0.16)
Distributions paid to shareholders from:
Net investment income	(1.61)	(2.02)	(0.80)	(1.51)	(1.06)
Net asset value, end of period	$33.67	$28.55	$27.10	$28.97	$29.99
Total Return (a)	23.87%	12.80%	(3.68)%	1.47%	(0.61)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$1,684	$1,427	$2,710	$1,449	$1,500
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.81%(b)	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.33%	2.50%	3.64%	3.65%	3.10%
Portfolio turnover rate (c)	75%	92%	101%	99%	92%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Brazil AlphaDEX® Fund (FBZ)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.93	$8.87	$15.65	$19.45	$23.42
Income from investment operations:
Net investment income (loss)	2.46	0.34	0.36	0.78	0.53
Net realized and unrealized gain (loss)	1.06	4.95	(6.80)	(3.84)	(3.97)
Total from investment operations	3.52	5.29	(6.44)	(3.06)	(3.44)
Distributions paid to shareholders from:
Net investment income	(1.77)	(0.23)	(0.33)	(0.74)	(0.53)
Net realized gain	(0.17)	—	—	—	—
Return of capital	—	—	(0.01)	—	—
Total distributions	(1.94)	(0.23)	(0.34)	(0.74)	(0.53)
Net asset value, end of period	$15.51	$13.93	$8.87	$15.65	$19.45
Total Return (a)	25.91%	59.89%(b)	(41.80)%	(16.40)%	(14.72)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$9,308	$100,299	$2,218	$3,912	$5,835
Ratios to average net assets:
Ratio of total expenses to average net assets	0.84%(c)	0.80%	0.81%(c)	0.80%	0.81%(c)
Ratio of net investment income (loss) to average net assets	3.19%	2.34%	2.90%	4.04%	2.40%
Portfolio turnover rate (d)	159%	111%	106%	104%	85%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $69,112, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Canada AlphaDEX® Fund (FCAN)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.29	$21.51	$31.44	$36.11	$31.62
Income from investment operations:
Net investment income (loss)	0.28	0.22	0.27	0.75	0.53
Net realized and unrealized gain (loss)	3.18	1.70	(10.00)	(4.62)	4.43
Total from investment operations	3.46	1.92	(9.73)	(3.87)	4.96
Distributions paid to shareholders from:
Net investment income	(0.27)	(0.14)	(0.20)	(0.80)	(0.47)
Net asset value, end of period	$26.48	$23.29	$21.51	$31.44	$36.11
Total Return (a)	15.03%	8.94%	(30.98)%	(10.86)%	15.75%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$6,621	$6,987	$6,452	$34,579	$77,628
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.12%	0.98%	1.32%	1.44%	2.08%
Portfolio turnover rate (b)	85%	114%	166%	103%	47%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust China AlphaDEX® Fund (FCA)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.28	$20.78	$22.58	$23.56	$24.74
Income from investment operations:
Net investment income (loss)	0.47	0.42	0.85	0.58	0.62
Net realized and unrealized gain (loss)	10.70	(1.44)	(1.80)	(1.00)	(1.13)
Total from investment operations	11.17	(1.02)	(0.95)	(0.42)	(0.51)
Distributions paid to shareholders from:
Net investment income	(0.68)	(0.48)	(0.85)	(0.56)	(0.67)
Net asset value, end of period	$29.77	$19.28	$20.78	$22.58	$23.56
Total Return (a)	58.35%	(4.96)%(b)	(4.37)%	(1.68)%	(1.63)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$7,443	$3,856	$9,351	$15,803	$4,711
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.69%	2.07%	3.85%	2.04%	2.12%
Portfolio turnover rate (c)	69%	197%	177%	79%	110%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $9,330, which represents $0.03 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Developed Markets ex-US AlphaDEX® Fund (FDT)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$47.43	$46.63	$47.14	$50.96	$43.93
Income from investment operations:
Net investment income (loss)	0.88	0.73	0.65	0.73	0.80
Net realized and unrealized gain (loss)	14.98	0.90	(0.31)	(3.72)	7.20
Total from investment operations	15.86	1.63	0.34	(2.99)	8.00
Distributions paid to shareholders from:
Net investment income	(0.98)	(0.83)	(0.66)	(0.83)	(0.97)
Return of capital	—	—	(0.19)	—	—
Total distributions	(0.98)	(0.83)	(0.85)	(0.83)	(0.97)
Net asset value, end of period	$62.31	$47.43	$46.63	$47.14	$50.96
Total Return (a)	33.57%	3.55%	0.67%	(5.98)%	18.40%(b)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$810,194	$158,997	$167,953	$108,510	$147,877
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.85%	1.46%	1.36%	1.43%	1.58%
Portfolio turnover rate (c)	104%	124%	115%	115%	109%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $15,029, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund (FDTS)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.70	$33.32	$32.07	$36.63	$30.49
Income from investment operations:
Net investment income (loss)	0.71	0.50	0.45	0.57	0.49
Net realized and unrealized gain (loss)	11.41	0.47	1.37	(4.30)	6.31
Total from investment operations	12.12	0.97	1.82	(3.73)	6.80
Distributions paid to shareholders from:
Net investment income	(0.93)	(0.59)	(0.57)	(0.83)	(0.66)
Net asset value, end of period	$44.89	$33.70	$33.32	$32.07	$36.63
Total Return (a)	36.23%	2.96%	5.65%	(10.36)%	22.56%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$8,977	$6,741	$6,665	$6,414	$3,663
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.80%	1.53%	1.31%	1.54%	1.82%
Portfolio turnover rate (b)	111%	127%	137%	137%	171%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Emerging Markets AlphaDEX® Fund (FEM)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$20.50	$18.10	$21.53	$24.55	$26.11
Income from investment operations:
Net investment income (loss)	0.59	0.49	0.68	0.62	0.62
Net realized and unrealized gain (loss)	7.43	2.37	(3.46)	(3.03)	(1.53)
Total from investment operations	8.02	2.86	(2.78)	(2.41)	(0.91)
Distributions paid to shareholders from:
Net investment income	(0.68)	(0.46)	(0.64)	(0.61)	(0.65)
Return of capital	—	—	(0.01)	—	—
Total distributions	(0.68)	(0.46)	(0.65)	(0.61)	(0.65)
Net asset value, end of period	$27.84	$20.50	$18.10	$21.53	$24.55
Total Return (a)	39.43%	15.86%	(13.11)%	(10.04)%	(3.35)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$499,663	$148,603	$114,925	$476,909	$330,136
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.81%(b)	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.69%	2.49%	2.29%	2.76%	2.01%
Portfolio turnover rate (c)	101%	119%	112%	116%	132%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Emerging Markets Small Cap AlphaDEX® Fund (FEMS)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$30.42	$27.43	$32.64	$35.44	$34.16
Income from investment operations:
Net investment income (loss)	1.11	0.64	0.71	0.62	0.50
Net realized and unrealized gain (loss)	12.96	3.08	(5.03)	(2.29)	1.42
Total from investment operations	14.07	3.72	(4.32)	(1.67)	1.92
Distributions paid to shareholders from:
Net investment income	(1.26)	(0.73)	(0.80)	(1.08)	(0.64)
Net realized gain	(0.21)	—	—	—	—
Return of capital	—	—	(0.09)	(0.05)	—
Total distributions	(1.47)	(0.73)	(0.89)	(1.13)	(0.64)
Net asset value, end of period	$43.02	$30.42	$27.43	$32.64	$35.44
Total Return (a)	46.57%	13.53%(b)	(13.39)%	(4.89)%	5.65%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$271,055	$94,306	$24,684	$40,799	$51,391
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.93%(c)	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	3.26%	2.39%	2.53%	2.11%	1.84%
Portfolio turnover rate (d)	113%	121%	151%	174%	144%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $2,732, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Ratio reflects foreign capital gain tax expense of 0.14% which is not covered under the annual unitary management fee.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Europe AlphaDEX® Fund (FEP)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.32	$29.61	$29.50	$33.10	$25.68
Income from investment operations:
Net investment income (loss)	0.49	0.53	0.62	0.70	0.45
Net realized and unrealized gain (loss)	9.90	(0.20)	0.14	(3.58)	7.49
Total from investment operations	10.39	0.33	0.76	(2.88)	7.94
Distributions paid to shareholders from:
Net investment income	(0.64)	(0.62)	(0.65)	(0.72)	(0.52)
Net asset value, end of period	$39.07	$29.32	$29.61	$29.50	$33.10
Total Return (a)	35.67%	1.24%	2.53%	(8.90)%	31.33%(b)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$707,087	$249,188	$408,613	$277,286	$405,481
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.39%	2.03%	2.12%	2.39%	0.78%
Portfolio turnover rate (c)	100%	103%	118%	106%	94%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	The Fund received a reimbursement from the advisor in the amount of $42,521, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Eurozone AlphaDEX® Fund (FEUZ)
	Year Ended December 31,			Period Ended December 31, 2014 (a)
	2017	2016	2015
Net asset value, beginning of period	$32.64	$31.66	$30.89	$30.55
Income from investment operations:
Net investment income (loss)	0.47	0.50	0.34	0.01
Net realized and unrealized gain (loss)	11.26	1.17	0.77	0.34
Total from investment operations	11.73	1.67	1.11	0.35
Distributions paid to shareholders from:
Net investment income	(0.56)	(0.69)	(0.23)	(0.01)
Return of capital	—	—	(0.11)	—
Total distributions	(0.56)	(0.69)	(0.34)	(0.01)
Net asset value, end of period	$43.81	$32.64	$31.66	$30.89
Total Return (b)	36.19%	5.49%	3.54%	1.14%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$39,425	$6,529	$11,080	$338,213
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%(c)
Ratio of net investment income (loss) to average net assets	0.96%	1.70%	0.30%	0.08%(c)
Portfolio turnover rate (d)	77%	98%	21%	2%
(a)	Inception date is October 21, 2014, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Germany AlphaDEX® Fund (FGM)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$36.47	$36.37	$36.07	$41.48	$33.42
Income from investment operations:
Net investment income (loss)	1.00	0.47	0.35	0.62	0.60
Net realized and unrealized gain (loss)	14.87	0.11	0.36	(5.34)	8.12
Total from investment operations	15.87	0.58	0.71	(4.72)	8.72
Distributions paid to shareholders from:
Net investment income	(1.08)	(0.46)	(0.34)	(0.69)	(0.66)
Return of capital	—	(0.02)	(0.07)	—	—
Total distributions	(1.08)	(0.48)	(0.41)	(0.69)	(0.66)
Net asset value, end of period	$51.26	$36.47	$36.37	$36.07	$41.48
Total Return (a)	43.96%	1.67%	1.94%	(11.60)%	26.61%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$258,845	$98,478	$189,111	$57,715	$47,702
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.38%	1.32%	1.34%	1.92%	1.43%
Portfolio turnover rate (b)	82%	114%	90%	83%	50%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Hong Kong AlphaDEX® Fund (FHK)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$32.53	$33.72	$38.29	$38.60	$34.57
Income from investment operations:
Net investment income (loss)	2.41	1.33	0.78	1.20	0.92
Net realized and unrealized gain (loss)	10.59	(1.17)	(4.35)	(0.58)	3.98
Total from investment operations	13.00	0.16	(3.57)	0.62	4.90
Distributions paid to shareholders from:
Net investment income	(2.83)	(1.35)	(1.00)	(0.93)	(0.87)
Net asset value, end of period	$42.70	$32.53	$33.72	$38.29	$38.60
Total Return (a)	40.31%	0.54%	(9.51)%	1.63%	14.42%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$6,406	$8,133	$141,620	$40,204	$3,860
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.81%(b)	0.81%(b)	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	4.83%	0.98%	2.82%	5.30%	2.23%
Portfolio turnover rate (c)	76%	257%	106%	43%	57%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Japan AlphaDEX® Fund (FJP)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$47.85	$47.18	$44.99	$46.02	$35.49
Income from investment operations:
Net investment income (loss)	0.64	0.48	0.46	0.49(a)	0.33
Net realized and unrealized gain (loss)	12.08	0.88	2.13	(1.03)	10.53
Total from investment operations	12.72	1.36	2.59	(0.54)	10.86
Distributions paid to shareholders from:
Net investment income	(0.77)	(0.69)	(0.40)	(0.49)	(0.33)
Net asset value, end of period	$59.80	$47.85	$47.18	$44.99	$46.02
Total Return (b)	26.70%	2.91%	5.73%	(1.22)%	30.66%(c)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$83,718	$47,852	$96,714	$38,238	$103,550
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.22%	0.86%	0.99%	1.06%	0.91%
Portfolio turnover rate (d)	101%	122%	105%	148%	51%
(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $7,227, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Latin America AlphaDEX® Fund (FLN)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.74	$13.28	$19.09	$23.43	$26.60
Income from investment operations:
Net investment income (loss)	1.56	0.31	0.40	0.73	0.48
Net realized and unrealized gain (loss)	2.23	5.35	(5.90)	(4.32)	(3.17)
Total from investment operations	3.79	5.66	(5.50)	(3.59)	(2.69)
Distributions paid to shareholders from:
Net investment income	(2.10)	(0.20)	(0.26)	(0.75)	(0.48)
Return of capital	—	—	(0.05)	—	—
Total distributions	(2.10)	(0.20)	(0.31)	(0.75)	(0.48)
Net asset value, end of period	$20.43	$18.74	$13.28	$19.09	$23.43
Total Return (a)	20.50%	42.81%	(29.08)%	(15.80)%	(10.17)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$17,363	$106,805	$3,985	$5,726	$8,202
Ratios to average net assets:
Ratio of total expenses to average net assets	0.82%(b)	0.80%	0.80%	0.80%	0.81%(b)
Ratio of net investment income (loss) to average net assets	3.02%	1.62%	2.36%	3.11%	2.10%
Portfolio turnover rate (c)	187%	186%	129%	103%	138%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.80%.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust South Korea AlphaDEX® Fund (FKO)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.90	$22.89	$23.85	$27.85	$26.34
Income from investment operations:
Net investment income (loss)	0.35	(0.01)	0.09	0.07(a)	0.04
Net realized and unrealized gain (loss)	7.38	(0.57)	(0.81)	(3.83)	1.67
Total from investment operations	7.73	(0.58)	(0.72)	(3.76)	1.71
Distributions paid to shareholders from:
Net investment income	(0.11)	—	(0.07)	(0.20)	(0.20)
Return of capital	—	(0.41)	(0.17)	(0.04)	—
Total distributions	(0.11)	(0.41)	(0.24)	(0.24)	(0.20)
Net asset value, end of period	$29.52	$21.90	$22.89	$23.85	$27.85
Total Return (b)	35.39%	(2.74)%	(3.11)%	(13.60)%	6.54%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$2,952	$4,379	$3,434	$3,578	$5,570
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.38%	(0.08)%	0.32%	0.25%	(0.09)%
Portfolio turnover rate (c)	77%	268%	138%	97%	66%
(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Switzerland AlphaDEX® Fund (FSZ)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$40.82	$39.97	$38.09	$40.79	$32.38
Income from investment operations:
Net investment income (loss)	0.66	0.75	0.44	0.56	0.82
Net realized and unrealized gain (loss)	12.03	0.89	1.87	(2.54)	8.38
Total from investment operations	12.69	1.64	2.31	(1.98)	9.20
Distributions paid to shareholders from:
Net investment income	(0.78)	(0.74)	(0.43)	(0.48)	(0.79)
Return of capital	—	(0.05)	—	(0.24)	—
Total distributions	(0.78)	(0.79)	(0.43)	(0.72)	(0.79)
Net asset value, end of period	$52.73	$40.82	$39.97	$38.09	$40.79
Total Return (a)	31.26%	4.21%	6.06%	(5.06)%	28.89%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$237,288	$104,080	$191,851	$53,332	$26,510
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.43%	1.91%	1.82%	0.86%	1.58%
Portfolio turnover rate (b)	50%	92%	82%	72%	49%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded AlphaDEX® Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust United Kingdom AlphaDEX® Fund (FKU)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$32.85	$40.12	$39.29	$42.46	$34.03
Income from investment operations:
Net investment income (loss)	1.15	1.01	1.04	1.20	0.92
Net realized and unrealized gain (loss)	7.14	(7.43)	0.85	(3.08)	8.50
Total from investment operations	8.29	(6.42)	1.89	(1.88)	9.42
Distributions paid to shareholders from:
Net investment income	(1.17)	(0.85)	(1.06)	(1.29)	(0.99)
Net asset value, end of period	$39.97	$32.85	$40.12	$39.29	$42.46
Total Return (a)	25.53%	(16.08)%	4.75%	(4.53)%	28.17%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$17,986	$27,926	$210,651	$64,830	$27,598
Ratios to average net assets:
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.87%	2.47%	2.97%	2.67%	2.74%
Portfolio turnover rate (b)	98%	109%	91%	67%	63%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
Other Information
Continuous Offering
Each Fund will issue, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of

Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Asia Pacific ex-Japan AlphaDEX® Fund
First Trust Australia AlphaDEX® Fund
First Trust Brazil AlphaDEX® Fund
First Trust Canada AlphaDEX® Fund
First Trust China AlphaDEX® Fund
First Trust Developed Markets ex-US AlphaDEX® Fund
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund
First Trust Emerging Markets AlphaDEX® Fund
First Trust Emerging Markets Small Cap AlphaDEX® Fund
First Trust Europe AlphaDEX® Fund
First Trust Eurozone AlphaDEX® Fund
First Trust Germany AlphaDEX® Fund
First Trust Hong Kong AlphaDEX® Fund
First Trust Japan AlphaDEX® Fund
First Trust Latin America AlphaDEX® Fund
First Trust South Korea AlphaDEX® Fund
First Trust Switzerland AlphaDEX® Fund
First Trust United Kingdom AlphaDEX® Fund
For More Information
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Funds, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the “SEC”). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-171759
811-22519

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-22519
First Trust Exchange-Traded AlphaDEX® Fund II
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	FPA	Nasdaq
First Trust Australia AlphaDEX® Fund	FAUS	NYSE Arca
First Trust Brazil AlphaDEX® Fund	FBZ	Nasdaq
First Trust Canada AlphaDEX® Fund	FCAN	Nasdaq
First Trust China AlphaDEX® Fund	FCA	Nasdaq
First Trust Developed Markets ex-US AlphaDEX® Fund	FDT	Nasdaq
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	FDTS	Nasdaq
First Trust Emerging Markets AlphaDEX® Fund	FEM	Nasdaq
First Trust Emerging Markets Small Cap AlphaDEX® Fund	FEMS	Nasdaq
First Trust Europe AlphaDEX® Fund	FEP	Nasdaq
First Trust Eurozone AlphaDEX® ETF	FEUZ	Nasdaq
First Trust Germany AlphaDEX® Fund	FGM	Nasdaq
First Trust Hong Kong AlphaDEX® Fund	FHK	Nasdaq
First Trust Japan AlphaDEX® Fund	FJP	Nasdaq
First Trust Latin America AlphaDEX® Fund	FLN	Nasdaq
First Trust South Korea AlphaDEX® Fund	FKO	Nasdaq
First Trust Switzerland AlphaDEX® Fund	FSZ	Nasdaq
First Trust United Kingdom AlphaDEX® Fund	FKU	Nasdaq
DATED MAY 1, 2018
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2018, as it may be revised from time to time (the “Prospectus”), for each of the First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Australia AlphaDEX® Fund, First Trust Brazil AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Eurozone AlphaDEX® ETF, First Trust Germany AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust South Korea AlphaDEX® Fund, First Trust Switzerland AlphaDEX® Fund and First Trust United Kingdom AlphaDEX® Fund (each, a “Fund” and collectively, the “Funds”), each a series of the First Trust Exchange-Traded AlphaDEX® Fund II (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated December 31, 2017, which was filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2018. The financial statements from the Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.
i

General Description of the Trust and the Funds
The Trust was organized as a Massachusetts business trust on December 3, 2010 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in nineteen series. Each of the Funds to which this SAI relates and its status as a diversified or non-diversified series is listed below.
Fund Name	Classification
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	Non-Diversified
First Trust Australia AlphaDEX® Fund	Non-Diversified
First Trust Brazil AlphaDEX® Fund	Non-Diversified
First Trust Canada AlphaDEX® Fund	Non-Diversified
First Trust China AlphaDEX® Fund	Non-Diversified
First Trust Developed Markets ex-US AlphaDEX® Fund	Non-Diversified
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	Non-Diversified
First Trust Emerging Markets AlphaDEX® Fund	Non-Diversified
First Trust Emerging Markets Small Cap AlphaDEX® Fund	Non-Diversified
First Trust Europe AlphaDEX® Fund	Non-Diversified
First Trust Eurozone AlphaDEX® ETF	Non-Diversified
First Trust Germany AlphaDEX® Fund	Non-Diversified
First Trust Hong Kong AlphaDEX® Fund	Non-Diversified
First Trust Japan AlphaDEX® Fund	Non-Diversified
First Trust Latin America AlphaDEX® Fund	Non-Diversified
First Trust South Korea AlphaDEX® Fund	Non-Diversified
First Trust Switzerland AlphaDEX® Fund	Non-Diversified
First Trust United Kingdom AlphaDEX® Fund	Non-Diversified
Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies.
The Board of Trustees of the Trust (the “Board,”“Board of Trustees” or “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange traded fund, or the sale of all or substantially all of a Fund's assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust or a Fund with any service provider or other agent to or contractor with the Trust or a Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the
1

1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Funds or its shareholders as a result of spurious shareholder demands and derivative actions. In addition, the Declaration provides that actions that are derivative in nature may not be brought directly. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Funds, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Funds in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Funds and any applicable Trustee or officer of the Funds made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Funds waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
2

The Declaration further provides that no provision of the Declaration will restrict any shareholder rights expressly granted by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or any rule, regulation or order of the Securities Exchange Commission thereunder.
The Funds are advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of each Fund list and principally trade on The Nasdaq Stock Market LLC (“Nasdaq") or NYSE Arca, Inc., (“NYSE Arca”), (each an “Exchange”), as shown on the cover of this SAI. The shares will trade on Nasdaq or NYSE Arca at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities, (the "Deposit Securities"), included in each Fund's corresponding Index (as defined below) together with the deposit of a specified cash payment, (the "Cash Component"). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of a Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of Nasdaq or NYSE Arca necessary to maintain the listing of shares of a Fund will continue to be met. Nasdaq or NYSE Arca may, but are not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund’s Index (as defined below) is no longer calculated or available; (iii) such other event shall occur or condition exist that, in the opinion of Nasdaq or NYSE Arca, makes further dealings on Nasdaq or NYSE Arca inadvisable. The applicable Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.
As in the case of other stocks traded on Nasdaq and NYSE Arca, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.
Each Fund is required by its applicable Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on such Exchange. Compliance with these listing standards may compel a Fund to sell securities at inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require a Fund to incur a loss, and as a result, a Fund’s performance could be impacted.
Investment Objectives and Policies
The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.
Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:
(1)	A Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	A Fund, with the exception of First Trust Eurozone AlphaDEX® ETF, may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a
3

borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings). The First Trust Eurozone AlphaDEX® ETF may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments); and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing provided that the combination of (i) and (ii) shall not exceed 33 ⅓% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).
(3)	A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of a Fund's total assets.
(6)	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that a Fund is based upon, concentrates in an industry or a group of industries. This restriction does not apply to obligations issued and guaranteed by the U.S. government, its agencies or instrumentalities.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of a Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of a Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Funds' ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of  a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of a Fund vote for the approval of such matter, notwithstanding that  such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
4

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
The First Trust Asia Pacific ex-Japan AlphaDEX® Fund has adopted a non-fundamental investment policy pursuant to Rule 35d 1 under the 1940 Act (a “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in the Asia Pacific region excluding Japan.
The First Trust Australia AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Australia.
The First Trust Brazil AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Brazil.
The First Trust Canada AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Canada.
The First Trust China AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in China.
The First Trust Developed Markets ex-US AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in developed markets excluding the United States.
The First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in developed markets, excluding the United States, that are classified by the Index Provider (as defined below) as small capitalization companies.
The First Trust Emerging Markets AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in emerging markets.
The First Trust Emerging Markets Small Cap AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in emerging markets that are classified by the Index Provider (as defined below) as small capitalization companies.
The First Trust Europe AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Europe.
The First Trust Germany AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Germany.
The First Trust Hong Kong AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Hong Kong.
The First Trust Japan AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Japan.
The First Trust Latin America AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Latin America.
The First Trust South Korea AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in South Korea.
The First Trust Switzerland AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in Switzerland.
5

The First Trust United Kingdom AlphaDEX® Fund has adopted a Name Policy whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled or operating in the United Kingdom.
As a result, each Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of such Fund’s Name Policy. For purposes of the Name Policy, each Fund considers both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular country or geographic region through direct investments or indirect investments.
Investment Strategies
The following information supplements the discussion of each Fund’s investment objectives, policies and strategies that appears in the Prospectus.
Under normal circumstances, each Fund will invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise such Fund’s corresponding equity index as set forth below (each, an “Index” and collectively, the “Indices”) or in depositary receipts that may include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”) representing securities in such Index. Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.
The Indices in the following table are a family of custom “enhanced” indices developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”).
Fund	Index
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Asia Pacific Ex-Japan Index
First Trust Australia AlphaDEX® Fund	NASDAQ AlphaDEX® Australia Index
First Trust Brazil AlphaDEX® Fund	NASDAQ AlphaDEX® Brazil Index
First Trust Canada AlphaDEX® Fund	NASDAQ AlphaDEX® Canada Index
First Trust China AlphaDEX® Fund	NASDAQ AlphaDEX® China Index
First Trust Developed Markets ex-US AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Index
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Developed Markets Ex-US Small Cap Index
First Trust Emerging Markets AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Index
First Trust Emerging Markets Small Cap AlphaDEX® Fund	NASDAQ AlphaDEX® Emerging Markets Small Cap Index
First Trust Europe AlphaDEX® Fund	NASDAQ AlphaDEX® Europe Index
First Trust Eurozone AlphaDEX® ETF	NASDAQ AlphaDEX® Eurozone Index
First Trust Germany AlphaDEX® Fund	NASDAQ AlphaDEX® Germany Index
First Trust Hong Kong AlphaDEX® Fund	NASDAQ AlphaDEX® Hong Kong Index
First Trust Japan AlphaDEX® Fund	NASDAQ AlphaDEX® Japan Index
First Trust Latin America AlphaDEX® Fund	NASDAQ AlphaDEX® Latin America Index
First Trust South Korea AlphaDEX® Fund	NASDAQ AlphaDEX® South Korea Index
First Trust Switzerland AlphaDEX® Fund	NASDAQ AlphaDEX® Switzerland Index
First Trust United Kingdom AlphaDEX® Fund	NASDAQ AlphaDEX® United Kingdom Index
Types of Investments
Depositary Receipts. A Fund's investments may include securities of foreign issuers in the form of sponsored or unsponsored Depositary Receipts. ADRs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and EDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities
6

into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts.
Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. Equity securities in which the Funds invest may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.
Fixed Income Investments and Cash Equivalents.    Normally, each Fund invests substantially all of its assets to meet its investment objective. However, for temporary or defensive purposes, a Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below:
(1)	A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association (“Fannie Mae”). In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.
(2)	A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	A Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
7

(4)	A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit or bankers’ acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Investment Committee monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Committee does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The Investment Committee will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	A Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for a Fund to lose money by investing in money market funds.
Illiquid Securities.    The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.
8

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.
Non-U.S. Investments.    Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.
Certain of a Fund's investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund's currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, a Fund is authorized to enter into various currency exchange transactions.
Warrants.     The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.
When-Issued or Delayed-Delivery Transactions.    The Funds may from time to time purchase securities on a “when-issued” or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund’s other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value.
The Funds will earmark or maintain in a segregated account cash, U.S. government securities and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities.  Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).
Although the Prospectus and this SAI describe certain permitted methods of segregating assets or otherwise “covering” certain transactions, such descriptions are not all-inclusive. Each Fund may segregate against or cover such transactions using other methods permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder.
Portfolio Turnover
The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A portfolio
9

turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth in the table below. Any significant variations in portfolio turnover from year-to-year resulted from fluctuation in the size of a Fund.
Portfolio Turnover Rate
Fund	Fiscal Year Ended December 31,
	2017	2016
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	94%	96%
First Trust Australia AlphaDEX® Fund	75%	92%
First Trust Brazil AlphaDEX® Fund	159%	111%
First Trust Canada AlphaDEX® Fund	85%	114%
First Trust China AlphaDEX® Fund	69%	197%
First Trust Developed Markets ex-US AlphaDEX® Fund	104%	124%
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	111%	127%
First Trust Emerging Markets AlphaDEX® Fund	101%	119%
First Trust Emerging Markets Small Cap AlphaDEX® Fund	113%	121%
First Trust Europe AlphaDEX® Fund	100%	103%
First Trust Eurozone AlphaDEX® ETF	77%	98%
First Trust Germany AlphaDEX® Fund	82%	114%
First Trust Hong Kong AlphaDEX® Fund	76%	257%
First Trust Japan AlphaDEX® Fund	101%	122%
First Trust Latin America AlphaDEX® Fund	187%	186%
First Trust South Korea AlphaDEX® Fund	77%	268%
First Trust Switzerland AlphaDEX® Fund	50%	92%
First Trust United Kingdom AlphaDEX® Fund	98%	109%
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The lending Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the applicable Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.
The following tables describe the securities lending activities of each Fund that engaged in securities lending activities during the fiscal year ended December 31, 2017:
10

FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX® FUND
Gross income from securities lending activities	$2,055
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	293
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	76
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	23
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	392
Net income from securities lending activities	$1,663
FIRST TRUST CANADA ALPHADEX® FUND
Gross income from securities lending activities	$5,024
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	596
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	500
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	467
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	1,563
Net income from securities lending activities	$3,461
FIRST TRUST CHINA ALPHADEX® FUND
Gross income from securities lending activities	$2,474
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	318
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	132
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	24
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	474
Net income from securities lending activities	$2,000
11

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX® FUND
Gross income from securities lending activities	$126,371
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	16,939
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	5,967
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	6,587
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	29,493
Net income from securities lending activities	$96,878
FIRST TRUST EMERGING MARKETS ALPHADEX® FUND
Gross income from securities lending activities	$173,725
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	23,896
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	8,241
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	2,410
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	34,547
Net income from securities lending activities	$139,178
FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX® FUND
Gross income from securities lending activities	$54,040
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	7,173
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	2,686
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	2,068
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	11,927
Net income from securities lending activities	$42,113
12

FIRST TRUST EUROPE ALPHADEX® FUND
Gross income from securities lending activities	$212,411
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	27,685
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	11,076
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	12,223
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	50,984
Net income from securities lending activities	$161,427
FIRST TRUST EUROZONE ALPHADEX® FUND
Gross income from securities lending activities	$4,160
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	549
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	212
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	213
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	974
Net income from securities lending activities	$3,186
FIRST TRUST GERMANY ALPHADEX® FUND
Gross income from securities lending activities	$50,089
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	6,184
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	5,675
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	3,107
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	14,966
Net income from securities lending activities	$35,123
13

FIRST TRUST HONG KONG ALPHADEX® FUND
Gross income from securities lending activities	$1,479
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	210
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	28
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	3
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	241
Net income from securities lending activities	$1,238
FIRST TRUST JAPAN ALPHADEX® FUND
Gross income from securities lending activities	$20,977
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	3,019
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	823
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	64
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	3,906
Net income from securities lending activities	$17,071
The services provided by Brown Brothers Harriman & Co., as securities lending agent for the Funds, include: the coordination and selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the Funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling and arranging the return of loaned securities to the Funds upon termination of the loan.
Sublicense Agreements
The Trust, on behalf of each Fund, has entered into a sublicense agreement (each a “Sublicense Agreement”) with First Trust, First Trust Portfolios and the Index Provider that grants each Fund and First Trust a non-exclusive and non-transferable sublicense to use certain intellectual property of the Index Provider in connection with the issuance, distribution, marketing and/or promotion of the applicable Fund. Pursuant to each Sublicense Agreement, each Fund and First Trust have agreed to be bound by certain provisions of the product license agreement by and between the Index Provider and First Trust Portfolios (each a “Product License Agreement”).
Investment Risks
The following risk disclosure supplements the discussion of each Fund’s investment risks that appears in the Prospectus.
Overview
An investment in a Fund should be made with an understanding of the risks that an investment in a Fund's shares entails, including the risk that the financial condition of the issuers of the securities held by a Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such
14

an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.
Common Stock Risk
Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.
Currency Risk
Changes in currency exchange rates may affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities in which a Fund invests.
Depositary Receipts Risk
Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
15

Dividends Risk
Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.
Liquidity Risk
Whether or not the equity securities held by the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in the Funds may be in the over-the-counter (“OTC”) market. As a result, the existence of a liquid trading market for such equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of such equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of such equity securities in any markets made. The price at which the equity securities are held by the Funds will be adversely affected if trading markets for such equity securities are limited or absent.
Listing Standards Risk
Each Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.
Litigation Risk
At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Funds. The Funds are unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Funds.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Authorization, Custody and Settlement Risk for Non-U.S. Securities
Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.
Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be
16

legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which a Fund may invest, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.
Certain countries in which a Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.
Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.
Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.
Share blocking may present operational challenges for a Fund and authorized participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and a Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by a Fund or transfer agent.
As a result, the Advisor, on behalf of a Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.
Passive Foreign Investment Companies Risk
The Funds may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.
Small and Mid Capitalization Companies Risk
Certain of the equity securities in certain Funds may be small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.
The prices of small and mid capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.
17

Management of the Funds
Trustees and Officers
The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	153 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	153 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	153 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	153 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Managing Director and Chief Operating Officer (January 2015 to present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	153 Portfolios	Director of Covenant Transport, Inc. (May 2003 to May 2014)

18

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Funds.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with seven portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 130 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Funds' investment advisor and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds,
19

the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Funds' business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Executive Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediate past Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Kadlec, Mr. Bowen and Mr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held four meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Funds should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee
20

is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Funds (the "Valuation Procedures"), for determining the fair value of the Funds' securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for that Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 153 portfolios) as they hold with the Trust.
Risk Oversight
As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers’ compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
21

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee and on the Executive Committee (2008–2009), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2017) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM’s Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Valuation Committee and on the Executive Committee (since January 1, 2017) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009) and Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Audit Committee (since January 1, 2017) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation, a global provider of educational products and services since January 2015. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2017) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2016, the fixed annual retainer paid to the Independent Trustees is $230,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund and $250 for each index fund. The fixed
22

annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year and the calendar year ended December 31, 2017, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Total Compensation from the Funds (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$34,361	$414,011
Thomas R. Kadlec	$33,960	$403,267
Robert F. Keith	$33,956	$403,163
Niel B. Nielson	$33,579	$392,987
(1)	The compensation paid by the Funds to the Independent Trustees for the fiscal year ended December 31, 2017 for services to the Funds.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2017 for services to the 151 portfolios existing in 2017, which consisted of 7 open-end mutual funds, 16 closed-end funds and 128 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2017:
Trustee	Dollar Range of Equity Securities in the Funds (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	Over $100,000	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	$50,001–$100,000	Over $100,000
Niel B. Nielson	$10,001–$50,000	Over $100,000
As of December 31, 2017, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.
As of December 31, 2017, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of March 31, 2018, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
23

Information as to the Principal Holders is based on the securities position listing reports as of March 31, 2018. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor.    First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to the investment management agreements between First Trust and the Trust, on behalf of each Fund (the "Investment Management Agreements"), First Trust manages the investment of each Fund’s assets and is responsible for paying all expenses of each Fund, excluding the fee payments under the Investment Management Agreements, interest, taxes, brokerage commissions, acquired fund fees and expenses, if any, and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Each Fund has agreed to pay First Trust an annual unitary management fee equal to 0.80% of its average daily net assets. First Trust provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which is included in the annual unitary management fee.
Under the Investment Management Agreements, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreements terminate automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the unitary management fee received by First Trust from each Fund for the specified periods.
Amount of Unitary Fees
Fund	Fiscal Year Ended December 31,
	2017	2016	2015
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$360,242	$262,830	$327,609
First Trust Australia AlphaDEX® Fund	$12,664	$17,218	$12,016
First Trust Brazil AlphaDEX® Fund	$566,347	$449,789	$20,417
First Trust Canada AlphaDEX® Fund	$79,205	$57,718	$141,920
First Trust China AlphaDEX® Fund	$59,206	$32,197	$169,245
First Trust Developed Markets ex-US AlphaDEX® Fund	$3,552,433	$1,437,933	$1,172,608
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	$62,800	$52,628	$55,300
First Trust Emerging Markets AlphaDEX® Fund	$2,392,628	$954,137	$2,255,292
First Trust Emerging Markets Small Cap AlphaDEX® Fund	$1,558,179	$519,610	$274,196
24

Amount of Unitary Fees
Fund	Fiscal Year Ended December 31,
	2017	2016	2015
First Trust Europe AlphaDEX® Fund	$3,611,876	$2,472,333	$2,970,989
First Trust Eurozone AlphaDEX® ETF	$121,233	$64,545	$332,010
First Trust Germany AlphaDEX® Fund	$1,431,897	$1,035,865	$1,341,289
First Trust Hong Kong AlphaDEX® Fund	$66,864	$151,821	$1,196,663
First Trust Japan AlphaDEX® Fund	$504,805	$1,029,842	$944,098
First Trust Latin America AlphaDEX® Fund	$584,074	$313,757	$50,736
First Trust South Korea AlphaDEX® Fund	$38,949	$54,372	$26,313
First Trust Switzerland AlphaDEX® Fund	$1,430,167	$1,045,616	$1,346,168
First Trust United Kingdom AlphaDEX® Fund	$212,744	$796,530	$1,703,849
Investment Committee.    The Investment Committee of First Trust (the “Investment Committee”) is primarily and jointly responsible for the day-to-day management of the Funds. There are currently six members of the Investment Committee, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Daniel J. Lindquist	Chairman of the Investment Committee and Managing Director	Since 2004	Managing Director (2012 to present), Senior Vice President (2005 to 2012), First Trust Advisors L.P. and First Trust Portfolios L.P.
Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	Chief Operating Officer Chief Investment Officer and Managing Director	Since 1997	Chief Operating Officer (2016 to present),
Chief Investment Officer (2012 to present), Managing
Director (2012 to present), Senior Vice President
(2005 to 2012), First Trust Advisors L.P.
and First Trust Portfolios L.P.
Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Senior Vice President	Since 2005	Senior Vice President (2012 to present), Vice President (2005 to 2012), First Trust Advisors L.P. and First Trust Portfolios L.P.
Chris A. Peterson	Senior Vice President	Since 2000	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Daniel J. Lindquist:  Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.
As of December 31, 2017, Mr. Lindquist, owned shares in the amount of ($10,001-$50,000) of First Trust Developed Markets ex-US AlphaDEX® Fund, ($1-$10,000) of First Trust Emerging Markets AlphaDEX® Fund, ($10,001-$50,000) of First Trust Europe AlphaDEX® Fund, ($10,001-$50,000) of First Trust Latin America AlphaDEX® Fund and ($10,001-$50,000) of First Trust Asia Pacific ex-Japan AlphaDEX® Fund.
Jon C. Erickson:  As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
David G. McGarel:  As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration.
As of December 31, 2017, Mr. McGarel, owned shares in the amount of ($1-$10,000) of First Trust Developed Markets ex-US AlphaDEX® Fund, ($100,001-$500,000) of First Trust Europe AlphaDEX® Fund, and ($1-$10,000) of First Trust Asia Pacific ex-Japan AlphaDEX® Fund.
Roger F. Testin:  As head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group.
25

Stan Ueland:  Mr. Ueland executes the investment strategies of each of the Funds.
As of December 31, 2017, Mr. Ueland, ($10,001-$50,000) of First Trust Europe AlphaDEX® Fund.
Chris A. Peterson:  Mr. Peterson is a Senior Vice President and head of the strategy research group at First Trust. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies.
As of December 31, 2017, Mr. Peterson owned ($10,001-$50,000) of First Trust Europe AlphaDEX® Fund and ($10,001-$50,000) of First Trust Japan AlphaDEX® Fund.
Compensation.    The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolios. In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel, Mr. Peterson and Mr. Ueland also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.
The Investment Committee manages the investment vehicles (other than the Funds of the Trust) with the number of accounts and assets, as of the fiscal year ended December 31, 2017, set forth in the table below:
Accounts Managed by Investment Committee
Investment Committee Member	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Daniel J. Lindquist	84 ($38,706,280,910)	30 ($856,994,004)	1,676 ($591,113,827)
Jon C. Erickson	84 ($38,706,280,910)	30 ($856,994,004)	1,676 ($591,113,827)
David G. McGarel	84 ($38,706,280,910)	30 ($856,994,004)	1,676 ($591,113,827)
Roger F. Testin	84 ($38,706,280,910)	30 ($856,994,004)	1,676 ($591,113,827)
Stan Ueland	78 ($37,835,617,489)	29 ($797,078,914)	N/A
Chris A. Peterson	84 ($38,706,280,910)	12 ($519,726,112)	1,676 ($591,113,827)
Conflicts.    None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
26

Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods. Any significant variations in brokerage commissions from year-to-year resulted from a fluctuation in the size of a Fund.
Aggregate Amount of Brokerage Commissions
Fund	Fiscal Year Ended December 31,
	2017	2016	2015
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$75,386	$57,788	$89,855
First Trust Australia AlphaDEX® Fund	$1,184	$2,033	$1,511
First Trust Brazil AlphaDEX® Fund	$366,330	$229,250	$8,163
First Trust Canada AlphaDEX® Fund	$8,170	$8,183	$22,922
First Trust China AlphaDEX® Fund	$7,625	$11,556	$40,923
First Trust Developed Markets ex-US AlphaDEX® Fund	$688,948	$280,898	$193,913
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	$14,224	$10,337	$12,359
First Trust Emerging Markets AlphaDEX® Fund	$863,272	$340,016	$739,666
First Trust Emerging Markets Small Cap AlphaDEX® Fund	$685,447	$208,556	$104,316
First Trust Europe AlphaDEX® Fund	$453,667	$319,504	$429,713
27

Aggregate Amount of Brokerage Commissions
Fund	Fiscal Year Ended December 31,
	2017	2016	2015
First Trust Eurozone AlphaDEX® ETF	$12,193	$7,943	$13,497
First Trust Germany AlphaDEX® Fund	$145,185	$149,756	$147,371
First Trust Hong Kong AlphaDEX® Fund	$6,246	$69,296	$185,836
First Trust Japan AlphaDEX® Fund	$64,010	$150,538	$116,699
First Trust Latin America AlphaDEX® Fund	$543,875	$251,506	$17,672
First Trust South Korea AlphaDEX® Fund	$12,436	$34,674	$11,721
First Trust Switzerland AlphaDEX® Fund	$89,393	$122,369	$132,916
First Trust United Kingdom AlphaDEX® Fund	$25,819	$111,687	$179,766
Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Distributor,
Index Provider and Exchanges
Custodian, Administrator, Fund Accounting Agent and Transfer Agent.    Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, as custodian for the Fund pursuant to a custodian agreement, holds the Fund’s assets. Also, pursuant to an administrative agency agreement (the “Administrative Agency Agreement”), BBH provides certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions and certain other books and records; acting as liaison with the Fund’s independent registered public accounting firm by providing such accountant with various audit related information with respect to the Fund; and providing other continuous accounting and administrative services. BBH also serves as the Fund’s transfer agent pursuant to the Administrative Agency Agreement.
Pursuant to the Administrative Agency Agreement, the Trust, on behalf of the Funds, has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.
Pursuant to the Administrative Agency Agreement, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BBH in the performance of its duties. This fee is subject to reduction for assets over $1 billion and $2 billion. The Funds have not paid any fees to BBH under the Administrative Agency Agreement as the Advisor has assumed responsibility for payment of these fees as part of the unitary management fee.
Distributor.    First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus under the heading "Creation and Redemption of Creation Units."
For the fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017, there were no underwriting commissions with respect to the sale of Fund shares and FTP did not receive compensation on redemptions for the Funds for those periods.
12b-1 Plan.    The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
28

No fee is currently paid by a Fund under the Plan and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before April 30, 2019.
Aggregations.    Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor has entered into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).
Index Provider.    The Index that each of the Funds seeks to track is compiled by the Index Provider. The Index Provider is not affiliated with the Funds, First Trust Portfolios or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement by and among the Trust on behalf of each Fund, the Index Provider, First Trust and First Trust Portfolios, which in turn has a license agreement with the Index Provider.
First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.
"AlphaDEX®" is a registered trademark of FTP. The Funds and First Trust, on behalf of the Funds, have been granted the right by FTP to use the name “AlphaDEX®” for certain purposes.
FTP has licensed to Nasdaq, Inc., free of charge, the right to use certain intellectual property owned by First Trust Portfolios, including the AlphaDEX® trademark and the AlphaDEX® stock selection method, in connection with the Nasdaq, Inc.’s calculation of the Indices.
Notwithstanding such license, Nasdaq, Inc. is solely responsible for the calculating and maintaining of the Indices and has the exclusive right to determine the stocks included in the indices and the indices’ methodologies.
The Funds are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Indices to track general stock market performance. The Corporations’ only relationship to First Trust is in the licensing of the Nasdaq, and the Indices’ registered trademarks, trade names and service marks of the Corporations and the use of the Indices which is determined, composed and calculated by Nasdaq, Inc. without regard to Licensee or the Funds. Nasdaq, Inc. has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Indices. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. The Corporations are not responsible for and have not reviewed any of the Funds nor any associated literature or publications and makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO
29

BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Exchanges.    The only relationship that Nasdaq and NYSE Arca have with First Trust or the Distributor of the Funds in connection with the Funds is that each Exchange lists the shares of the applicable Fund(s) pursuant to its listing agreement with the Trust. Nasdaq and NYSE Arca are not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. Nasdaq and NYSE Arca have no obligation or liability in connection with the administration, marketing or trading of the Funds.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs ("First Trust Funds") to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by intermediary. The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement. All fees payable by First Trust under this category of services may be charged back to a Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National
30

Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of a Fund's Prospectus because they are not paid by a Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System.    The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares.    Shares of the Funds are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records
31

maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Intra-Day Portfolio Value.    The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided that, upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by First Trust and consequently result in intra-day portfolio values (“IPV”) that may vary. Furthermore, in calculating the intra-day portfolio values of each Fund’s shares, the exchange rates used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) shall be those that are deemed to be most appropriate.
Policy Regarding Investment in Other Investment Companies.    The Funds will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
INFORMATION FOR INVESTORS IN THE EUROPEAN ECONOMIC AREA
In relation to each Member State of the European Economic Area (“EEA”) which has implemented the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the “AIFM Directive”), the Prospectus, and any summary Prospectus or SAI relating to the Funds, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Funds are permitted to be marketed to professional investors in the relevant member state in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).
In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and the SAI may only be distributed and shares may only be offered or placed to the extent that this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).
In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:
32

INFORMATION FOR INVESTORS IN THE UNITED KINGDOM
Subject always to the foregoing notice in respect of the EEA, this SAI is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorized and regulated by the Financial Conduct Authority (the “FCA”)) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA’s Conduct of Business Sourcebook. The opportunity to invest in the Funds is only available to such persons in the United Kingdom, and the Prospectus and SAI must not be relied on or acted upon by any other persons in the United Kingdom.
INFORMATION FOR INVESTORS IN IRELAND
The distribution of this Prospectus and SAI in Ireland and the offering or purchase of shares is restricted to the individual to whom it is addressed. Accordingly, it may not be reproduced in whole or in part, nor may its contents be distributed in writing or orally to any third party and it may be read solely by the person to whom it is addressed and his/her professional advisers. Shares in the Funds will not be offered or sold by any person:
(a)	otherwise than in conformity with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 and the European Union (Alternative Investment Fund Managers) Regulations 2013, each as amended; or
(b)	in any way which would require the publication of a prospectus under the Companies Act 2014 or any regulations made thereunder; or
(c)	in Ireland except in all circumstances that will result in compliance with all applicable laws and regulations in Ireland.
AIFM DIRECTIVE DISCLOSURES
Background. The AIFM Directive is a European Union (“EU”) directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.
To the extent not already disclosed to you prior to your investment in the Funds, the purpose of this section of the SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.
Overview of the Funds and the Service Providers. The Funds are non-EU AIFs (“AIF” means an alternative investment fund for the purposes of the AIFM Directive).
First Trust Advisors L.P. (“First Trust”) is the AIFM of the Funds (“AIFM” means an alternative investment fund manager for the purposes of the AIFM Directive). First Trust is a non-EU AIFM.
The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator, index providers and the exchange where each Fund is listed in respect of the Funds. Further details regarding the duties and roles of such service providers can be found in the Prospectus and SAI for the Funds.
In addition to the parties listed above, the Trust has appointed: (i) Chapman and Cutler LLP as its legal counsel which advises it on US legal matters; (ii) Deloitte & Touche LLP as the Funds’ auditors who undertake to audit the Funds’ financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Funds’ registered agent.
First Trust is not required to ensure that the Funds appoint, and the Funds have not appointed, a depositary for purposes of the AIFM Directive. (A depositary in the context of the AIFM Directive, has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs.) As such investors in the Funds have no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.
Investors’ Contractual Rights. In respect of each of the service providers to the Funds, investors who purchase shares in the Funds in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged
33

to have been committed against the Funds or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding (“Derivative Action”) against the Trust or a Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.
Investment in the Funds. Investors will buy shares in the Funds in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Funds and the investor in connection with the purchase or sale of shares. While the Funds are established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Funds. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.
Redemption from the Funds. Non-US investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Funds directly. Shares can be sold throughout the trading day like other publically traded shares. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail.
Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Funds, the Funds are subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under “Investment Strategies – Types of Investments – Illiquid Securities” in this SAI.
Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how a Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.
First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, including the Funds, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.
Information Regarding the use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Funds may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements and standby commitment agreements if, and to the extent that, such transactions are (i) disclosed in the Funds’ Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Funds may cover their leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Funds may use leverage. All arrangements entered into by First Trust on behalf of the Funds which result in leverage follow the parameter of the guidance published by the SEC.
As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Funds. The total amount of leverage employed by the Funds is provided at www.ftglobalportfolios.com.
Investors should refer to the “Investment Objectives and Policies” and “Investment Strategies” section of this SAI for more details on the use and risk of leverage by the Funds.
Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Funds’ fundamental policies, as described in the “Investment Objectives and Policies” section of this SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented or (ii) more than 50% of the outstanding voting securities.
34

Net Asset Value. The latest NAV of the Funds, and the latest NAV per share of each class of share of the Funds, is available online at: www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds will therefore be available at the relevant market price rather than NAV.
The historical performance of the Funds since inception is available online at: www.ftglobalportfolios.com.
Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Funds that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.
Professional Liability Requirements/Delegation by the AIFM/Valuation. As a non-EU AIFM, First Trust is not subject to certain EU requirements relating to (i) the cover of professional liability risk by holding either additional of its own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made. Notwithstanding this, First Trust and the Funds continue to comply with their requirements under US law.
Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on www.ftglobalportfolios.com:
•	the percentage of the Funds’ assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);
•	the current risk profile of each Fund and the risk management systems employed by the AIFM to manage those risks; and
•	the total amount of leverage employed by each Fund, if any.
Whenever any new arrangements for managing the liquidity of the Funds are introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect will be uploaded on the Funds’ website. The Funds will ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.
A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of a Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.
The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds' best interests. First Trust has engaged the services of Institutional Shareholder Services Inc. (“ISS”), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B.
Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Funds' website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
35

Quarterly Portfolio Schedule.    The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Trust is available on the SEC’s website at www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Trust’s Forms N-Q are available without charge, upon request, by calling (800) 621-1675 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.
Policy Regarding Disclosure of Portfolio Holdings.    The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. Each Fund’s portfolio holdings are also available on the Funds' website at www.ftportfolios.com. The Trust, First Trust, FTP and BBH will not disseminate non-public information concerning the Trust.
Codes of Ethics.    In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the CCO or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
First Trust Brazil AlphaDEX®Fund and First Trust South Korea AlphaDEX®Fund
General
The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Each Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities, and only to and from broker-dealers and large institutional investors that have entered into participation agreements, as described further below.
Purchase and Issuance of Creation Unit Aggregations
Fund Deposit. The Funds intend to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. The Funds may require or permit purchases of Creation Unit Aggregations to be made in whole or in part on a cash basis, rather than in-kind, under the following circumstances: (i) to the extent there is a Cash Component (as defined below); (ii) if, on a given Business Day, a Fund announces before the open of trading that all purchases on that day will be made entirely in cash; (iii) if, upon receiving a purchase order from an Authorized Participant (as defined below), a Fund determines to require the purchase to be made entirely in cash; (iv) if, on a given Business Day, a Fund requires all Authorized Participants purchasing shares on that day to deposit cash in lieu of some or all of the Deposit Securities (as defined below) because: (a) such instruments are not eligible for transfer through either the Continuous Net Settlement System of the NSCC as such processes have been enhanced to effect purchases and redemptions of Creation Unit Aggregations (the “NSCC Process”) or through the facilities of DTC (the “DTC Process”); or (b) in the case of non-U.S. Deposit Securities, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if a Fund permits an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities because: (a) such instruments are not available in sufficient quantity; or (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.
36

In addition, under the following circumstances, it is possible that Deposit Securities may not correspond pro rata to the positions in a Fund’s portfolio as of the end of the prior Business Day: (i) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (a tradeable round lot for a security will be the standard unit of trading in that particular type of security in its primary market); or (iii) with respect to “to-be-announced” transactions, short positions and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent a Fund does not intend to seek such consents), and they will therefore be excluded from the Deposit Securities with their value reflected in the determination of the Cash Component.
Under limited circumstances where purchase of a Creation Unit Aggregation of shares for cash is not practical, the consideration for purchase of a Creation Unit Aggregation of shares of a Fund may consist of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to a Fund’s portfolio positions (including cash positions) as of the end of the prior Business Day and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities (and/or any cash with respect to cash purchases and cash-in-lieu amounts) and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between (i) the net asset value of Fund shares (per Creation Unit Aggregation) and (ii) the “Deposit Amount” -- an amount equal to the aggregate market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantity of each Deposit Security, as well as the estimated Cash Component (if any) that will be applicable to Fund Deposits for a Fund for that day (subject to correction of any errors). Such Fund Deposit information is applicable in order to effect creations of Creation Unit Aggregations of a Fund until the next Business Day.
The identities and quantities of the Deposit Securities required for a Fund Deposit, if any, for a Fund change as corporate action events are reflected within a Fund from time to time by the Advisor with a view to the investment objectives of a Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”), and must have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All standard orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of a Fund as next determined on such date after receipt of the order in proper form. Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must generally be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A Fund may require custom orders for the purchase of Creation Unit Aggregations to be placed earlier in the day (for example, on days when the generally accepted close of the Exchange or the applicable fixed-income security market occurs earlier than normal (such as the day before a holiday)). In addition, it is possible that orders to purchase a Creation Unit Aggregation may not be accepted on any day when the applicable fixed-income security markets are closed. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.
37

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Deposit Securities must be delivered to the Trust through the applicable processes set forth in the Participant Agreement. Deposit Securities that are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date (as defined below), all in accordance with the terms of the Participant Agreement. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee (as defined below) and additional variable amounts, as described below, all in accordance with the terms of the Participant Agreement. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to a Fund or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of a Fund are customarily traded. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
Issuance of Creation Unit Aggregations. A Creation Unit Aggregation will generally not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities and the payment of the Cash Component, the Creation Transaction Fee (as defined below) and any other required cash amounts have been completed. As described in the next paragraph, in the event that an order for a Creation Unit is incomplete because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities.
To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% (which First Trust may change from time to time) of the value of the missing Deposit Securities. The Participant Agreement will permit a Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining a Fund shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the required Fund Deposit is not delivered; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Distributor, have an adverse effect on the Trust, a Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust or a Fund make it impossible to process creation orders for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, a Fund, First Trust, the Distributor, DTC, NSCC, the transfer agent, the Custodian, the sub-custodian or any other participant in the creation process; the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, a Fund, the Custodian, any sub-custodian and the Distributor
38

are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the quantity of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently $2,600 for the First Trust Brazil AlphaDEX®Fund and $1,600 for the First Trust South Korea AlphaDEX®Fund. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in a Fund’s portfolio and/or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities.
Redemptions of Creation Unit Aggregations
Redemption of Fund Shares In Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation.
A Fund intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. In accordance with exemptive relief granted to the Trust, a Fund may redeem in cash under the following circumstances: (i) to the extent there is a Cash Redemption Amount; (ii) if, on a given Business Day, a Fund announces before the open of trading that all redemptions on that day will be made entirely in cash; (iii) if, upon receiving a redemption order from an Authorized Participant, a Fund determines to require the redemption to be made entirely in cash; (iv) if, on a given Business Day, a Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Fund Securities because: (a) such instruments are not eligible for transfer through either the NSCC Process or the DTC Process; or (b) in the case of non-U.S. Fund Securities (as defined below), such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (v) if a Fund permits an Authorized Participant to receive cash in lieu of some or all of a Fund Securities because: (a) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (b) with respect to non-U.S. Fund Securities, a holder of shares of a Fund would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.
In addition, under the following circumstances, it is possible that Fund Securities may not correspond pro rata to the positions in a Fund’s portfolio as of the end of the prior Business Day: (i) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (ii) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; or (iii) with respect to “to-be-announced” transactions, short positions and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent a Fund does not intend to seek such consents), and they will therefore be excluded from the Fund Securities with their value reflected in the determination of the Cash Redemption Amount.
The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern Time), the estimated Cash Redemption Amount (defined below), or in limited circumstances where a cash redemption is not practical, the list of the names and the required quantity of the securities and other instruments
39

(“Fund Securities”), as well as the estimated Cash Redemption Amount (defined below) (if any), that will be applicable for a Fund for that day (subject to correction of any errors) to redemption requests received in proper form (as described below) on that day.
Unless limited circumstances where redemption of a Creation Unit Aggregation for cash is not practical, the redemption proceeds for a Creation Unit Aggregation may consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit Aggregation) being redeemed, as next determined after a receipt of a request in proper form, and the aggregate market value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have an aggregate market value greater than the net asset value of the Fund shares (per Creation Unit Aggregation), a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of a Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently $2,600 for the First Trust Brazil AlphaDEX® Fund and $1,600 for the First Trust South Korea AlphaDEX® Fund. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in a Fund’s portfolio and the countries in which the transactions are settled. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order and may also be assessed an amount to cover other costs including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to such securities. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.
Deliveries of the Cash Redemption Amount and/or Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to a Fund. Under the 1940 Act, a Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the United States securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which a Fund may rely, a Fund’s in-kind redemption proceeds are permitted to be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but no later than 15 calendar days following tender of a Creation Unit Aggregation in proper form.
In connection with taking delivery of non-U.S. Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or an Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.
To the extent contemplated by a Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to a Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized
40

Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, (which First Trust may change from time to time), of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BBH and marked to market daily, and that the fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Participant Agreement provides for collateralization, it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BBH according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BBH by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of a Fund are delivered to BBH prior to the specified time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BBH on such Transmittal Date. A redemption order must be submitted in proper form.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, although a Fund expects Creation Unit Aggregations generally to be redeemed for cash under the circumstances described above. An Authorized Participant or an investor for which it is acting therefore will generally be paid redemption proceeds in cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of a Fund may trade on the relevant exchange(s) on days that the listing exchange for a Fund is closed or that are otherwise not Business Days for a Fund, shareholders may not be able to redeem their shares of a Fund, or purchase and sell shares of a Fund on the listing exchange for a Fund, on days when the net asset value of a Fund could be significantly affected by events in the relevant foreign markets.
First Trust Asia Pacific ex-Japan AlphaDEX® Fund, First Trust Australia AlphaDEX® Fund, First Trust Canada AlphaDEX® Fund, First Trust China AlphaDEX® Fund, First Trust Developed Markets ex-US AlphaDEX® Fund, First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund, First Trust Emerging Markets AlphaDEX® Fund, First Trust Emerging Markets Small Cap AlphaDEX® Fund, First Trust Europe AlphaDEX® Fund, First Trust Eurozone AlphaDEX® ETF, First Trust Germany AlphaDEX® Fund, First Trust Hong Kong AlphaDEX® Fund, First Trust Japan AlphaDEX® Fund, First Trust Latin America AlphaDEX® Fund, First Trust Switzerland AlphaDEX® Fund and First Trust United Kingdom AlphaDEX® Fund
Creation.    The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash.    The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below; and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash—the “Cash Component”—
computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component
41

is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of each Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of all shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.
Procedures for Creation of Creation Unit Aggregations.    In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g.,
42

to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Deposit Securities must be delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee and additional variable amounts, as described below. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Funds or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of such Fund are customarily traded.
The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the International Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
A Creation Unit Aggregation will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities, the payment of the Cash Component, the payment of any other cash amounts and the Creation Transaction Fee (as defined below) have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities have been delivered to the Custodian and each relevant subcustodian confirms to the Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
In the event that an order for a Creation Unit is incomplete on the International Contractual Settlement Date because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. The Trust may permit, in its discretion, the Authorized Participant to substitute a different security in lieu of depositing some or all of the Deposit Securities. Substitution of cash or a different security might be permitted or required, for example, because one or more Deposit Securities may be unavailable in the quantity needed or may not be eligible for trading by the Authorized Participant due to local trading restrictions or other restrictions.
To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115% which First Trust may change from time to time of the value of the missing Deposit Securities. Such cash collateral
43

must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations.    The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Funds if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Trust, the Funds or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub custodian or any other participant in the creation process; the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee.    Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) that is currently: $3,500 for First Trust Asia Pacific ex-Japan AlphaDEX® Fund; $1,200 for First Trust Australia AlphaDEX® Fund; $500 for First Trust Canada AlphaDEX® Fund; $2,100 for First Trust China AlphaDEX® Fund; $6,000 for First Trust Developed Markets ex-US AlphaDEX® Fund; $7,400 for First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund; $7,500 for First Trust Emerging Markets AlphaDEX® Fund; $9,000 for First Trust Emerging Markets Small Cap AlphaDEX® Fund; $4,200 for First Trust Europe AlphaDEX® Fund; $3,700 for First Trust Eurozone AlphaDEX® ETF; $1,000 for First Trust Germany AlphaDEX® Fund; $1,600 for First Trust Hong Kong AlphaDEX®; $1,000 for First Trust Japan AlphaDEX® Fund; $2,600 for First Trust Latin America AlphaDEX® Fund; $800 for First Trust Switzerland AlphaDEX® Fund and $500 for First Trust United Kingdom AlphaDEX® Fund. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Funds’ portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Funds’ portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
As discussed above, shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares Creation Unit Aggregations.    Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary
44

brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. A redeeming beneficial owner must maintain appropriate security arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of the portfolio securities are customarily traded. If such arrangements cannot be made, or it is not possible to effect deliveries of the portfolio securities in a particular jurisdiction or under certain other circumstances (for example, holders may incur unfavorable tax treatment in some countries if they are entitled to receive “in-kind” redemption proceeds), Fund shares may be redeemed for cash at the discretion of First Trust.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities (as defined below) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities (as defined below) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of a portfolio of securities (“Fund Securities”)—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee.    Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) that is currently: $3,500 for First Trust Asia Pacific ex-Japan AlphaDEX® Fund; $1,200 for First Trust Australia AlphaDEX® Fund; $500 for First Trust Canada AlphaDEX® Fund; $2,100 for First Trust China AlphaDEX® Fund; $6,000 for First Trust Developed Markets ex-US AlphaDEX® Fund; $7,400 for First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund; $7,500 for First Trust Emerging Markets AlphaDEX® Fund; $9,000 for First Trust Emerging Markets Small Cap AlphaDEX® Fund; $4,200 for First Trust Europe AlphaDEX® Fund; $3,700 for First Trust Eurozone AlphaDEX® ETF; $1,000 for First Trust Germany AlphaDEX® Fund; $1,600 for First Trust Hong Kong AlphaDEX®; $1,000 for First Trust Japan AlphaDEX® Fund; $2,600 for First Trust Latin America AlphaDEX® Fund; $800 for First Trust Switzerland AlphaDEX® Fund and $500 for First Trust United Kingdom AlphaDEX® Fund. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in a Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as a Fund’s portfolio is adjusted to conform to changes in the composition of the Index. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order and may also be assessed an amount to cover other costs including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to such securities. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
Placement of Redemption Orders.    Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BBH (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to BBH; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
45

Deliveries of Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Funds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Funds. Under the 1940 Act, a Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the United States securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund’s may rely, a Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 12 calendar days following tender of a Creation Unit Aggregation.
In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Funds, a redeeming Beneficial Owner, or an Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds’ transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BBH and marked to market daily, and that the fees of BBH and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BBH according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BBH by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to BBH prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BBH on such Transmittal Date. If, however, a redemption order is submitted to BBH by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to BBH by the “DTC Cut-Off-Time” on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Unit Aggregations
46

for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the listing exchange for a Fund is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase and sell shares of such Fund on the listing exchange for a Fund, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.
Regular Holidays
Each Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). A Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for a Fund in certain circumstances. It is not expected, however, that a Fund will take more than twelve calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to a Fund during such periods are listed below. Certain holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates of the regular holidays affecting the relevant securities markets from May 2018 through April 2019 of the below-listed countries are as follows:
Argentina	Australia	Austria	Belgium	Brazil	Canada	Chile
May 1 May 25 June 20 August 20 October 8 November 26 December 25 January 1 March 4 March 5 April 18 April 19	June 11 December 25 December 31 January 1 January 26 April 19 April 22 April 25	May 1 May 10 May 21 May 31 August 15 October 26 November 1 December 24 December 25 December 26 January 1 January 6 April 22	May 1 December 25 December 26 January 1 April 22	May 1 September 7 October 12 November 2 November 15 December 25 January 1 March 4 March 5 March 6 April 19	May 21 July 2 August 6 September 3 October 8 December 25 December 26 January 1 February 18 April 19	May 1 June 26 August 15 September 18 September 19 October 15 December 25 January 1 April 19 April 20
47

China	Denmark	Finland	France	Germany	Greece	Hong Kong
May 1 June 18 September 24 October 1 October 2 October 3 October 4 October 5 December 31 January 1 February 4 February 5 February 6 February 7 February 8 April 5	April 2 April 27 May 10 May 11 May 21 June 5 December 24 December 25 December 26 December 31 January 1 April 18 April 19 April 22	May 1 May 10 June 22 December 6 December 24 December 25 December 26 December 31 January 1 April 19 April 22	May 1 December 25 December 26 January 1 April 22	May 1 May 21 October 3 December 24 December 25 December 26 December 31 January 1 April 19 April 22	May 1 May 28 August 15 December 24 December 25 December 26 January 1 April 26 April 29	May 1 May 22 June 18 July 2 September 25 October 1 October 17 December 25 December 26 February 5 February 6 February 7 March 30 April 5 April 19 April 22
India	Ireland	Israel	Italy	Japan	Malaysia	Mexico
May 1 August 15 August 22 September 13 September 20 October 2 October 18 November 7 November 8 November 23 December 25 January 1 March 21 April 17 April 19	May 7 June 4 December 25 December 26 January 1 April 22	May 20 July 22 September 9 September 10 September 11 September 18 September 19 September 23 September 24 September 30 October 1 April 26	May 1 August 15 December 24 December 25 December 26 December 31 January 1 April 22 April 25	May 3 May 4 May 5 July 16 August 11 September 17 September 23 September 24 October 8 November 3 November 23 December 23 December 24 December 31 January 1 January 2 January 3 February 11 April 29	May 1 May 29 May 31 June 1 June 15 August 23 August 31 September 11 September 17 November 6 November 20 December 25 January 1 February 5 February 6	May 1 November 2 November 19 December 12 December 25 January 1 February 4 March 18
New Zealand	Netherlands	Norway	Portugal	Singapore	South Africa	South Korea
June 4 October 22 January 1 January 2 February 6 April 22 April 25	May 1 December 25 December 26 January 1 April 22	May 1 May 10 May 17 May 21 December 24 December 25 December 26 December 31 January 1 April 18 April 19 April 22	May 1 December 25 December 26 January 1 April 19 April 25	May 1 May 29 June 15 August 9 August 22 November 11 December 2 April 19	May 1 August 9 September 24 December 17 December 25 December 26 January 1 March 21 April 19 April 22	May 1 May 7 May 22 June 6 August 13 August 15 September 24 September 25 September 26 October 3 October 9 December 25 December 31 February 4 February 5 February 6 March 1
48

Spain	Sweden	Switzerland	Taiwan	Thailand	United Kingdom	United States
May 1 December 25 December 26 January 1 April 19	May 1 May 10 June 6 June 22 December 24 December 25 December 26 December 31 January 1 April 19 April 22	May 1 May 10 May 21 August 1 December 24 December 25 December 26 December 31 January 1 April 19 April 22	May 1 June 18 September 24 October 10 December 31 January 1 February 4 February 5 February 6 February 7 February 8 February 28 April 4 April 5	May 1 May 29 July 27 July 30 August 13 October 15 October 23 December 5 December 10 December 31 April 5 April 15 April 16 April 17	May 7 May 28 August 27 December 25 December 26 January 1 April 19	May 28 July 4 September 3 November 22 December 25 January 1 January 21 February 18 April 19
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of a Fund's assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject
49

to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of a Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each of the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. A Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. A Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.
Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions; and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
50

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund Investments
Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Funds' transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Fund to mark-to- market certain types of the positions in its portfolio (i.e., treat them as if they were closed out); and (ii) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
51

Backup Withholding
A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.
Income Not Effectively Connected.    If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from a Fund that are properly reported by a Fund as an interest-related dividend attributable to certain interest income received by the Funds or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by a Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that each Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
52

Income Effectively Connected.    If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are properly reported by a Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.
Capital Loss Carry-forward
Under the Regulated Investment Company Modernization Act of 2010, net capital losses of a Fund incurred in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. To the extent that these loss carry-forwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. As of December 31, 2017, each Fund had net capital losses for federal income tax purposes shown in the table below. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carry-forwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Fund	Total Non-Expiring Capital Loss Available
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$6,442,502
First Trust Australia AlphaDEX® Fund	482,835
First Trust Brazil AlphaDEX® Fund	—
First Trust Canada AlphaDEX® Fund	15,308,869
First Trust China AlphaDEX® Fund	4,720,042
First Trust Developed Markets ex-US AlphaDEX® Fund	33,146,550
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	1,373,924
First Trust Emerging Markets AlphaDEX® Fund	62,102,841
First Trust Emerging Markets Small Cap AlphaDEX® Fund	—
First Trust Europe AlphaDEX® Fund	85,810,074
First Trust Eurozone AlphaDEX® ETF	722,804
First Trust Germany AlphaDEX® Fund	23,070,736
First Trust Hong Kong AlphaDEX® Fund	49,381,654
First Trust Japan AlphaDEX® Fund	15,361,965
First Trust Latin America AlphaDEX® Fund	5,271,931
First Trust South Korea AlphaDEX® Fund	2,205,007
First Trust Switzerland AlphaDEX® Fund	21,735,734
First Trust United Kingdom AlphaDEX® Fund	37,832,699
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value
53

will utilize the last closing sale price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30-, 60-, 90- and 180-day forward rates provided by an independent pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed-income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor's Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures.  From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
54

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee.  Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services.  If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information.  When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may buy or sell shares of a Fund, the value of a Fund's investments may change on the days when shareholders are not able to buy or sell shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in a Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation.  For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service.  All assets denominated in foreign currencies will be converted into U.S. dollars using exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies.    Dividends from net investment income of the Funds, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.
Dividend Reinvestment Service.    No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
55

Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated December 31, 2017, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
56

Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST ASIA PACIFIC EX-JAPAN ALPHADEX® FUND
TD Ameritrade Clearing, Inc.	29.09%
Morgan Stanley Smith Barney LLC	19.79%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	14.51%
RBC Capital Markets LLC	8.73%
Charles Schwab & Co., Inc.	7.59%
FIRST TRUST AUSTRALIA ALPHADEX® FUND
Merrill Lynch, Pierce, Fenner & Smith Incorporated	28.99%
J.P. Morgan Securities LLC/JPMC	22.65%
TD Ameritrade Clearing, Inc.	13.10%
National Financial Services LLC	10.62%
Charles Schwab & Co., Inc.	6.74%
Morgan Stanley Smith Barney LLC	6.53%
FIRST TRUST BRAZIL ALPHADEX® FUND
Merrill Lynch, Pierce, Fenner & Smith Incorporated	14.55%
TD Ameritrade Clearing, Inc.	11.83%
Raymond James & Associates, Inc.	11.41%
Charles Schwab & Co., Inc.	7.62%
Bank of America NA/Client Assets	6.61%
National Financial Services LLC	6.43%
Morgan Stanley Smith Barney LLC	5.01%
FIRST TRUST CANADA ALPHADEX® FUND
Wells Fargo Clearing Services LLC	24.60%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	20.59%
National Financial Services LLC	10.07%
TD Ameritrade Clearing, Inc.	7.92%
Morgan Stanley Smith Barney LLC	6.17%
Goldman Sachs & Co. LLC	6.14%
J.P. Morgan Securities LLC/JPMC	5.09%
FIRST TRUST CHINA ALPHADEX® FUND
National Financial Services LLC	13.48%
Raymond James & Associates, Inc.	13.03%
J.P. Morgan Securities LLC/JPMC	12.79%
Wells Fargo Clearing Services LLC	11.31%
Charles Schwab & Co., Inc.	8.99%
RBC Capital Markets LLC	8.10%
Morgan Stanley Smith Barney LLC	7.47%
Pershing LLC	6.51%
FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX® FUND
Brown Brothers Harriman & Co./ETF	16.08%
Wells Fargo Clearing Services LLC	11.20%
Morgan Stanley Smith Barney LLC	10.29%
Charles Schwab & Co., Inc.	8.31%

NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
LPL Financial Corporation	7.73%
National Financial Services LLC	7.53%
Raymond James & Associates, Inc.	7.51%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	5.39%
FIRST TRUST DEVELOPED MARKETS EX-US SMALL CAP ALPHADEX® FUND
LPL Financial Corporation	26.23%
Charles Schwab & Co., Inc.	10.08%
D.A. Davidson & Co.	9.33%
Morgan Stanley Smith Barney LLC	9.31%
Pershing LLC	8.92%
TD Ameritrade Clearing, Inc.	8.81%
National Financial Services LLC	5.64%
FIRST TRUST EMERGING MARKETS ALPHADEX® FUND
Wells Fargo Clearing Services LLC	21.12%
Morgan Stanley Smith Barney LLC	15.85%
National Financial Services LLC	8.18%
Brown Brothers Harriman & Co.	7.74%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	6.76%
UBS Financial Services Inc.	6.15%
FIRST TRUST EMERGING MARKETS SMALL CAP ALPHADEX® FUND
Charles Schwab & Co., Inc.	15.80%
National Financial Services LLC	12.69%
LPL Financial Corporation	10.42%
Morgan Stanley Smith Barney LLC	9.04%
TD Ameritrade Clearing, Inc.	8.70%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	7.60%
Pershing LLC	6.25%
Bank of America NA/Client Assets	5.20%
FIRST TRUST EUROPE ALPHADEX® FUND
Morgan Stanley Smith Barney LLC	25.68%
Wells Fargo Clearing Services LLC	13.41%
Bank of America NA/Client Assets	6.79%
UBS Financial Services Inc.	5.96%
Pershing LLC	5.67%
National Financial Services LLC	5.24%
FIRST TRUST EUROZONE ALPHADEX® ETF
Morgan Stanley Smith Barney LLC	26.44%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	9.35%
National Financial Services LLC	8.67%
The Bank of New York Mellon	6.77%
Raymond James & Associates, Inc.	5.04%
Charles Schwab & Co., Inc.	5.03%
FIRST TRUST GERMANY ALPHADEX® FUND
Brown Brothers Harriman & Co./ETF	72.58%
Morgan Stanley Smith Barney LLC	8.20%

NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
Wells Fargo Clearing Services LLC	6.07%
FIRST TRUST HONG KONG ALPHADEX® FUND
Charles Schwab & Co., Inc.	19.12%
J.P. Morgan Securities LLC/JPMC	16.76%
Pershing LLC	11.69%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	11.10%
TD Ameritrade Clearing, Inc.	7.48%
National Financial Services LLC	5.92%
FIRST TRUST JAPAN ALPHADEX® FUND
Morgan Stanley Smith Barney LLC	59.13%
National Financial Services LLC	5.22%
FIRST TRUST LATIN AMERICA ALPHADEX® FUND
TD Ameritrade Clearing, Inc.	18.37%
National Financial Services LLC	13.80%
Charles Schwab & Co., Inc.	11.81%
LPL Financial Corporation	8.42%
Goldman Sachs & Co. LLC	7.40%
Raymond James & Associates, Inc.	6.95%
Pershing LLC	6.73%
Morgan Stanley Smith Barney LLC	5.95%
FIRST TRUST SOUTH KOREA ALPHADEX® FUND
Merrill Lynch, Pierce, Fenner & Smith Incorporated	19.58%
Morgan Stanley Smith Barney LLC	14.49%
Credit Suisse Securities (USA) LLC	9.92%
Charles Schwab & Co., Inc.	9.18%
TD Ameritrade Clearing, Inc.	5.74%
J.P. Morgan Securities LLC/JPMC	5.55%
Pershing LLC	5.49%
FIRST TRUST SWITZERLAND ALPHADEX® FUND
Brown Brothers Harriman & Co./ETF	69.90%
Morgan Stanley Smith Barney LLC	7.06%
Wells Fargo Clearing Services LLC	5.53%
FIRST TRUST UNITED KINGDOM ALPHADEX® FUND
Charles Schwab & Co., Inc.	23.90%
Merrill Lynch, Pierce, Fenner & Smith Incorporated	11.82%
National Financial Services LLC	7.13%
J.P. Morgan Securities LLC/JPMC	5.76%
Brown Brothers Harriman & Co.	5.43%
Morgan Stanley Smith Barney LLC	5.07%
Bank of America NA/Client Assets: 135 South LaSalle Street, Chicago, Illinois 60603
Brown Brothers Harriman & Co.: 525 Washington Blvd., Jersey City, New Jersey 07310
Brown Brothers Harriman & Co./ETF: 525 Washington Blvd., Jersey City, New Jersey 07310
Charles Schwab & Co., Inc.: 2423 E Lincoln Drive, Phoenix, Arizona 85016
Credit Suisse Securities (USA) LLC: 7033 Louis Stevens Drive, Global Proxy Services, Research Triangle Park, North Carolina 27560
D.A. Davidson & Co.: 8 Third Street North, Great Falls, Montana 59401
Goldman Sachs & Co. LLC: 30 Hudson Street, Jersey City, New Jersey 07302
J.P. Morgan Securities LLC/JPMC: 500 Stanton Christiana Road, OPS 4, Newark, Delaware 19713

LPL Financial Corporation: 9785 Towne Centre Drive, San Diego, California 92121
Merrill Lynch, Pierce, Fenner & Smith Incorporated: 4804 Deer Lake Dr E, Jacksonville, Florida 32246
Morgan Stanley Smith Barney LLC: 1300 Thames St 6th Floor, Baltimore, Maryland 21231
National Financial Services LLC: 499 Washington Boulevard, Jersey City, New Jersey 07310
Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
Raymond James & Associates, Inc.: 880 Carillon Parkway, St. Petersburg, Florida 33716
RBC Capital Markets LLC: 60 S 6th Street P-09, Minneapolis, Minnesota 55402
TD Ameritrade Clearing, Inc.: 200 S. 108th Ave., Omaha, Nebraska 68154
The Bank of New York Mellon: 525 William Penn Place, Pittsburgh, Pennsylvania 15259
UBS Financial Services Inc.: 1000 Harbor Blvd, Weehawken, New Jersey 07086
Wells Fargo Clearing Services LLC: 2801 Market Street H0006-09B, St. Louis, Missouri 63103

Exhibit B—Proxy Voting Guidelines
United States
Concise Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2018
Published January 9, 2018
www.issgovernance.com
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances:
Independence
Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:
➤	Independent directors comprise 50 percent or less of the board;
➤	The non-independent director serves on the audit, compensation, or nominating committee;
➤	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
➤	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
Overboarded Directors: Generally vote against or withhold from individual directors who:
➤	Sit on more than five public company boards; or
➤	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[3].

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[3]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
➤	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
➤	The board failed to act on takeover offers where the majority of shares are tendered;
➤	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
➤	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
➤	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:
[4]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:
➤	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
➤	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A multi-class capital structure; and/or
➤	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

➤	Eliminated shareholders' ability to amend bylaws.
Problematic Governance Structure – Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
➤	The level of impairment of shareholders' rights;
➤	The disclosed rationale;
➤	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
➤	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
➤	Any reasonable sunset provision; and
➤	Other relevant factors.
Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.
Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
➤	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
➤	The non-audit fees paid to the auditor are excessive;
➤	The company receives an adverse opinion on the company’s financial statements from its auditor; or
➤	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
➤	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is a significant misalignment between CEO pay and company performance (pay for performance) (see Primary Evaluation Factors for Executive Pay);

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

➤	The company maintains significant problematic pay practices (see Problematic Pay Practices); or
➤	The board exhibits a significant level of poor communication and responsiveness (see Compensation Committee Communications and Responsiveness) to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
➤	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
➤	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
➤	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
➤	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
➤	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
➤	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
➤	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
➤	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
➤	Failure to replace management as appropriate; or
➤	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
➤	General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
[6]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
Independent Chair (Separate Chair/CEO)
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
➤	The scope of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
➤	There is a significant misalignment between CEO pay and company performance (pay for performance) (see Primary Evaluation Factors for Executive Pay);
➤	The company maintains significant problematic pay practices (see Problematic Pay Practices);
➤	The board exhibits a significant level of poor communication and responsiveness (see Compensation Committee Communications and Responsiveness) to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:
[7]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

Peer Group8 Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment[9]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years –i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
➤	The ratio of performance- to time-based equity awards;
➤	The overall ratio of performance-based compensation;
➤	The completeness of disclosure and rigor of performance goals;
➤	The company's peer group benchmarking practices;
➤	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
➤	Realizable pay[10] compared to grant pay; and
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking; and
➤	Options backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
[8]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[9]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[10]	ISS research reports include realizable pay for S&P1500 companies.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;
➤	New or extended agreements that provide for:
➤	Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
➤	CIC payments with excise tax gross-ups (including "modified" gross-ups);
➤	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
➤	Liberal CIC definition combined with any single-trigger CIC benefits;
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
➤	Any other provision or practice deemed to be egregious and present a significant risk to investors.
Incentives that may Motivate Excessive Risk-Taking
➤	Multi-year guaranteed awards;
➤	A single or common performance metric used for short- and long-term incentives;
➤	Lucrative severance packages;
➤	High pay opportunities relative to industry peers;
➤	Disproportionate supplemental pensions; or
➤	Mega equity grants that provide overly large upside opportunity.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
➤	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
➤	Duration of options backdating;
➤	Size of restatement due to options backdating;
➤	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
➤	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	The company's response, including:

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;
➤	Lack of minimum vesting period for grants made under the plan;
➤	Dividends payable prior to award vesting.
➤	Grant Practices:
➤	The company’s three year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in most recent CEO equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a claw-back policy;
➤	Whether the company has established post exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
[11]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL/ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure compared to industry peers; and
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;
➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Pay Gap
➤	General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
➤	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
➤	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
➤	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.
Data Security, Privacy, and Internet Issues
➤	General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:
➤	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
➤	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

➤	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
➤	Applicable market-specific laws or regulations that may be imposed on the company; and
➤	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.
Lobbying
➤	General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
➤	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
➤	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
➤	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
➤	General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
➤	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
➤	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
➤	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance
www.issgovernance.com

Enabling the financial community to manage governance risk for the benefit of shareholders.
© 2018 ISS | Institutional Shareholder Services

First Trust Exchange-Traded AlphaDEX Fund II

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)	(1) Declaration of Trust of the Registrant and Establishment and Designation of Series Attached Thereto as Schedule A. (1)

(2) Amended and Restated Establishment and Designation of Series, dated April 17, 218. (9)

(3) Amended and Restated Declaration of Trust of the Registrant, dated June 12, 2017. (8)

(b)	By-Laws of the Registrant. (1)
(c)	Not Applicable.
(d)	(1) Investment Management Agreement, dated April 8, 2011. (3)

(2) Investment Management Agreement by and between the Registrant and First Trust Advisors L.P., dated October 16, 2014. (5)

(e)	(1) Distribution Agreement, dated April 8, 2011. (3)

(2) Exhibit A to Distribution Agreement by and between the Registrant and First Trust Advisors L.P. (5)

(f)	Not Applicable.
(g)	(1) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated April 8, 2011. (3)

(2) Schedule A to Custodian Agreement by and between the Registrant and Brown Brothers Harriman & Co. (9)

(h)	(1) Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co., April 8, 2011. (3)

(2) Form of Subscription Agreement. (2)

(3) Form of Participant Agreement. (3)

(4) Appendix A to Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co. (9)

(i)	Not Applicable.
(j)	Consent of Independent Registered Public Accounting Firm. (10)
(k)	Not Applicable.
(l)	Not Applicable.
(m)	(1) 12b-1 Service Plan. (2)

(2) Exhibit A of the 12b-1 Service Plan. (9)

(3) Extension Letter Agreement Regarding 12b-1 Service Plan, dated April 17, 2018. (9)

(n)	Not Applicable.
(o)	Not Applicable.
(p)	(1) First Trust Advisors L.P., First Trust Portfolios L.P. Code of Ethics, amended on July 1, 2013. (4)
(2)	First Trust Funds Code of Ethics, amended on October 30, 2013. (4)
(q)	Powers of Attorney for Messrs. Bowen, Erickson, Kadlec and Keith authorizing W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (7)

__________________

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on January 19, 2011.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 8, 2011.
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 30, 2012.
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 30, 2014.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 22, 2015.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on December 4, 2015.
(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on February 16, 2016.
(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on January 19, 2018.
(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-171759) filed on April 17, 2018.
(10)	Filed herewith.
Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of the Investment Adviser

First Trust Advisors L.P. (“First Trust”), investment adviser to the Registrant, serves as adviser or sub-adviser to various other open-end and closed-end management investment companies and is the portfolio supervisor of certain unit investment trusts. The principal business of certain of First Trust’s principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”). The principal address for all these investment companies, First Trust, FTP and the persons below is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

A description of any business, profession, vocation or employment of a substantial nature in which the officers of First Trust who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” in the Statement of Additional Information. Such information for the remaining senior officers of First Trust appears below:

Name and Position with First Trust	Employment During Past Two Years
Andrew S. Roggensack, President	Managing Director and President, First Trust
R. Scott Hall, Managing Director	Managing Director, First Trust
Ronald D. McAlister, Managing Director	Managing Director, First Trust
David G. McGarel, Chief Investment Officer and Managing Director	Managing Director; Senior Vice President, First Trust
Kathleen Brown, Chief Compliance Officer and Senior Vice President	Chief Compliance Officer and Senior Vice President, First Trust
Brian Wesbury, Chief Economist and Senior Vice President	Chief Economist and Senior Vice President, First Trust
Item 32.	Principal Underwriter

(a) FTP serves as principal underwriter of the shares of the Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded AlphaDEX® Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Series Fund and First Trust Variable Insurance Trust. FTP serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds, and the First Trust GNMA. The name of each director, officer and partner of FTP is provided below.

(b) Positions and Offices with Underwriter.

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
The Charger Corporation	General Partner	None
Grace Partners of DuPage L.P.	Limited Partner	None
James A. Bowen	Chief Executive Officer and Managing Director	Trustee and Chairman of the Board
James M. Dykas	Chief Financial Officer, Chief Operating Officer and Managing Director	President and Chief Executive Officer
Frank L. Fichera	Managing Director	None
Russell J. Graham	Managing Director	None
R. Scott Hall	Managing Director	None
W. Scott Jardine	General Counsel, Secretary and Managing Director	Secretary
Daniel J. Lindquist	Managing Director	Vice President
Ronald D. McAlister	Managing Director	None
David G. McGarel	Managing Director	None
Richard A. Olson	Managing Director	None
Marisa Bowen	Managing Director	None
Andrew S. Roggensack	President and Managing Director	None
Kristi A. Maher	Deputy General Counsel	Chief Compliance Officer and Assistant Secretary
* All addresses are 120 East Liberty Drive, Wheaton, Illinois 60187.

(c) Not Applicable.

Item 33.	Location of Accounts and Records

First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 (“BBH”) maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by First Trust.

BBH also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Wheaton, and State of Illinois, on the 27th day of April, 2018.

First Trust Exchange-Traded AlphaDEX Fund II
By:	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	April 27, 2018
James M. Dykas
/s/ Donald P. Swade	Treasurer, Chief Financial Officer and Chief Accounting Officer	April 27, 2018
Donald P. Swade
James A. Bowen*	) Trustee )
)
Richard E. Erickson*	) Trustee )
)
Thomas R. Kadlec*	) Trustee )
	) By:	/s/ W. Scott Jardine
Robert F. Keith*	) Trustee )	W. Scott Jardine Attorney-In-Fact
	)	April 27, 2018
Niel B. Nielson *	) Trustee )
)

*	Original powers of attorney authorizing W. Scott Jardine, James M. Dykas, Eric F. Fess and Kristi A. Maher to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(j)	Consent of Independent Registered Public Accounting Firm.